SERIES SUPPLEMENT 1997-1-A

                              Dated May 28, 1997


                                    between

                   FIRST SECURITY BANK, NATIONAL ASSOCIATION
                            as Pass Through Trustee,


                                      and


                          FEDERAL EXPRESS CORPORATION

                                      to

                         PASS THROUGH TRUST AGREEMENT
                            Dated as of May 1, 1997


                                 $310,854,000

                          Federal Express Corporation
                         Pass Through Trust, 1997-1-A

                          Federal Express Corporation
                       1997-1 Pass Through Certificates,
                                    Class A






                               TABLE OF CONTENTS


                                                                          Page


RECITALS.............................................................     1

                                   ARTICLE I

                              CERTAIN DEFINITIONS

                                  ARTICLE II

                        DESIGNATIONS; TRUST FORMATION;
                     ISSUANCE OF PASS THROUGH CERTIFICATES

   SECTION 2.01.  Designations; Aggregate Amount...........................  5
   SECTION 2.02.  Declaration of Trust; Authorization......................  5
   SECTION 2.03.  Issuance of Pass Through Certificates....................  6
   SECTION 2.04.  Purchase of Equipment Certificates.......................  6
   SECTION 2.05.  Representations and Warranties of the Company............  6
   SECTION 2.06.  The Intercreditor Agreement..............................  6
   SECTION 2.07.  Conditions Precedent.....................................  6
   SECTION 2.08.  Acceptance of Appointment of Pass Through Trustee........  7

                                  ARTICLE III

                        DISTRIBUTION AND RECORD DATES;
                   CERTIFICATE AND SPECIAL PAYMENT ACCOUNTS;
        CONCERNING AUTHENTICATING AGENT, PAYING AGENT AND REGISTRAR AND
                            THE CERTIFICATEHOLDERS

   SECTION 3.01   Distribution Dates.......................................  7
   SECTION 3.02.  Record Dates.............................................  7
   SECTION 3.03.  Certificate Account and Special Payments Account.........  7
   SECTION 3.04.  Form of Pass Through Certificates........................  8
   SECTION 3.05.  Indenture Documents......................................  8
   SECTION 3.06.  Appointment of Authenticating Agent; Paying Agent and
                    Registrar..............................................  8
   SECTION 3.07.  Predelivery Funding......................................  8
   SECTION 3.08.  ERISA....................................................  9
   SECTION 3.09.  Intercreditor Agreement..................................  9
   SECTION 3.10.  Ranking of Equipment Certificates........................  9
   SECTION 3.11.  No Cross-Default or Cross-Collateralization of Equipment
                    Certificates...........................................  9
   SECTION 3.12.  Ranking of 1997-1-A Pass Through Certificates............  9
   SECTION 3.13.  Liquidity Facility.......................................  9
   SECTION 3.14.  Purchase Rights of Certificateholders....................  9
   SECTION 3.15.  PTC Event of Default.....................................  9

                                  ARTICLE IV

                                 MISCELLANEOUS

   SECTION 4.01.  Governing Law; Counterpart Form.......................... 10
   SECTION 4.02.  Reports by the Company................................... 10
   SECTION 4.03.  Modification and Ratification of Pass Through Agreement.. 10
   SECTION 4.04.  Termination.............................................. 10

   EXHIBIT A         Form of Pass Through Certificate

   SCHEDULE I        Equipment Certificates; related Indenture Documents
   SCHEDULE II       Cut-Off Date for each of the Aircraft



                          SERIES SUPPLEMENT 1997-1-A


         SERIES SUPPLEMENT 1997-1-A, dated May 28, 1997 (this "Series Supplement"), between FEDERAL EXPRESS CORPORATION, a Delaware corporation (the "Company") and FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, as Pass Through Trustee (the "Pass Through Trustee"), to the Pass Through Trust Agreement, dated as of May 1, 1997 (the "Pass Through Agreement"), between the Company and the Pass Through Trustee.


                                   RECITALS

         WHEREAS, capitalized terms used herein shall have the respective meanings set forth or referred to in Article I hereof;

         WHEREAS, Section 2.01 of the Pass Through Agreement provides, among other things, that the Company and the Pass Through Trustee may execute and deliver one or more series supplements, each for the purpose of forming a separate pass through trust for the benefit of the certificateholders of the class of pass through certificates to be issued pursuant to such pass through trust, appointing an institution to act as Pass Through Trustee if different from the institution executing the Pass Through Agreement, establishing certain terms of such pass through certificates, and pursuant to which the pass through certificates of such class shall be executed and authenticated by the Pass Through Trustee and delivered as directed by the Company;

         WHEREAS, pursuant to the Participation Agreements, the Company has agreed to cause the Equipment Certificates to be issued and sold to the Pass Through Trustee, and the Pass Through Trustee has agreed to purchase the Equipment Certificates, which will be held in trust as Trust Property for the benefit of the Certificateholders;

         WHEREAS, in order to facilitate such sale, the Company has agreed, pursuant to the Underwriting Agreement, to cause the Pass Through Trustee to issue and sell the Pass Through Certificates to the Underwriters;

         WHEREAS, pursuant to the Pass Through Agreement and the terms of this Series Supplement, the Pass Through Trustee will execute, authenticate and deliver the Pass Through Certificates to the Underwriters upon receipt by the Pass Through Trustee of the purchase price therefor, which will be applied in accordance with this Series Supplement to purchase the Equipment Certificates;

         WHEREAS, the Pass Through Trustee hereby declares the creation of this Pass Through Trust for the benefit of the Certificateholders, and the initial Certificateholders of such Pass Through Certificates, as the grantors of such Pass Through Trust, by their respective acceptances of such Pass Through Certificates, join in the creation of such Pass Through Trust;

         WHEREAS, to facilitate the sale of the Equipment Certificates to, and the purchase of the Equipment Certificates by, the Pass Through Trustee on behalf of this Pass Through Trust, the Company has duly authorized the execution and delivery of this Series Supplement as the "issuer," as such term is defined in and solely for purposes of the Securities Act, of the Pass Through Certificates and as the "obligor," as such term is defined in and solely for purposes of the Trust Indenture Act, with respect to all such Pass Through Certificates; and

         WHEREAS, this Series Supplement is subject to the provisions of the Trust Indenture Act and shall, to the extent applicable, be governed by such provisions;

         IT IS HEREBY COVENANTED AND AGREED by and between the parties hereto as follows:


                                   ARTICLE I

                              CERTAIN DEFINITIONS

         All terms used in this Series Supplement that are defined in the Pass Through Agreement, either directly or by reference therein, have the meanings assigned to them therein as supplemented by this Article I, if applicable, except to the extent the context requires otherwise. Any such defined term that is defined in the Pass Through Agreement as relating to a particular Pass Through Trust or Class rather than to any Pass Through Trust or Class generally shall, when used in this Series Supplement, relate solely to the Federal Express Corporation Pass Through Trust, 1997-1-A, or the Federal Express Corporation 1997-1 Pass Through Certificates, Class A, as the case may be, whether or not expressly so stated herein.

         "Aircraft" means four McDonnell Douglas MD-11F aircraft and five Airbus A300F4-605R aircraft, including the Engines (as such term is defined in the related Participation Agreement) relating thereto, leased, or expected to be leased, by the related Owner Trustee to the Company pursuant to one of nine separate Leases, and, collectively, means all of the foregoing.

         "Aircraft Delivery Date" means, for each Aircraft, the date on which such Aircraft is delivered and sold to the Lessor (as such term is defined in the related Participation Agreement) and leased by the Lessor to the Lessee (as such term is defined in the related Participation Agreement) under the Lease (as such term is defined in the related Participation Agreement), which date shall also be the date of the initial Lease Supplement (as such term is defined in the related Participation Agreement).

         "Authenticating Agent" has the meaning set forth in Section 3.06 hereof.

         "Certificate Account" means the Certificate Account specified in
Section 3.03 hereof.

         "Certificateholders" means the Certificateholders of the Class of Pass Through Certificates designated in Section 2.01 hereof.

         "Collateral Account" means each of the Collateral Accounts established pursuant to the Indentures for each of Federal Express Corporation Trust Nos. N581FE, N583FE, N584FE, N670FE, N671FE, N672FE, N673FE and N674FE into which the proceeds of sale of the related Equipment Certificates will be deposited respectively.

         "Cut-Off Date" means the date listed on Schedule II hereto for each Aircraft.

         "Delivery Date" means, for any Equipment Certificates, the Refunding Date or the Pass Through Closing Date (as such term is defined in the related Participation Agreement) for such Equipment Certificates.

         "Equipment Certificates" means those Equipment Trust Certificates listed in Schedule I hereto.

         "Final Expected Distribution Date" means January 15, 2018.

         "Final Legal Distribution Date" means July 15, 2019.

         "Intercreditor Agreement" means the Intercreditor Agreement dated as of May 1, 1997 among the Pass Through Trustee, the Liquidity Provider and the Subordination Agent.

         "Interest Drawing" has the meaning specified in the Intercreditor Agreement.

         "Issuance Date" means the date defined as the Closing Time in the Underwriting Agreement.

         "Liquidity Facility" means the Irrevocable Revolving Credit Agreement Class A Pass Through Certificates dated as of May 1, 1997 between the Subordination Agent and the Liquidity Provider.

         "Liquidity Provider" means Kredietbank N.V., New York Branch or any replacement liquidity provider.

         "Participation Agreements" means those Participation Agreements listed in Schedule I hereto.

         "Pass Through Certificates" means the Pass Through Certificates designated in Section 2.01 hereof.

         "Pass Through Trust," "this Pass Through Trust" and other like words means the Pass Through Trust designated in Section 2.01 hereof.

         "Paying Agent" means the Person specified as such in Section 3.06 hereof.

         "Pool Balance" means, for any Pass Through Trust or for the Pass Through Certificates issued by any Pass Through Trust, as of any date, the original aggregate face amount of the Pass Through Certificates of such Pass Through Trust less the aggregate amount of all payments on such Pass Through Certificates other than payments made in respect of interest or premium or reimbursement of any costs and expenses in connection therewith. The Pool Balance for each Pass Through Trust as of any Regular Distribution Date or Special Distribution Date will be computed after giving effect to the payment of principal, if any, on the Equipment Certificates or other Trust Property held in such Pass Through Trust and the distribution thereof being made on that date.

         "Pool Factor" means, for any Pass Through Trust as of any Regular Distribution Date or Special Distribution Date the quotient (rounded to the seventh decimal place) computed by dividing (i) the Pool Balance by (ii) the original aggregate face amount of the Pass Through Certificates of the related Class. The Pool Factor for each Pass Through Trust as of any Regular Distribution Date or Special Distribution Date will be computed after giving effect to the payment of principal, if any, on such Equipment Certificates or other Trust Property held in such Pass Through Trust and the distribution thereof being made on that date.

         "PTC Event of Default" has the meaning set forth in Section 3.15 hereof.

         "Record Date" means any Record Date specified in Section 3.02 hereof.

         "Registrar" means the Person specified as such in Section 3.06 hereof.

         "Regular Distribution Date" means any Regular Distribution Date specified in Section 3.01 hereof.

         "Special Distribution Date" means, for any Special Payment, the Special Distribution Date for such Special Payment specified in Section 3.01 hereof.

         "Special Payments Account" means the Special Payments Account specified in Section 3.03 hereof.

         "Specified Investments" has the meaning set forth in Schedule II to the Participation Agreements.

         "Subordination Agent" means First Security Bank, National Association, a national banking association.

         "Trust Property" means, for this Pass Through Trust: (i) the Equipment Certificates held in this Pass Through Trust; (ii) the rights of this Pass Through Trust under the Intercreditor Agreement (including all monies receivable in respect of such rights); (iii) all monies receivable under the Liquidity Facility for this Pass Through Trust; and (iv) funds from time to time deposited with the Pass Through Trustee in accounts relating to this Pass Through Trust.

         "Underwriters" means the several Underwriters named in the Underwriting Agreement.

         "Underwriting Agreement" means the Underwriting Agreement dated May 22, 1997 among the Company and Morgan Stanley & Co. Incorporated, First Chicago Capital Markets, Inc., Goldman, Sachs & Co. and J.P. Morgan & Co.


                                  ARTICLE II

                        DESIGNATIONS; TRUST FORMATION;
                     ISSUANCE OF PASS THROUGH CERTIFICATES

         SECTION 2.01. Designations; Aggregate Amount. The Pass Through Trust created hereby shall be designated Federal Express Corporation Pass Through Trust, 1997-1-A (herein sometimes called this "Pass Through Trust"). The Pass Through Certificates evidencing Fractional Undivided Interests in such Pass Through Trust shall be designated as the Federal Express Corporation 1997-1 Pass Through Certificates, Class A (herein sometimes called the "1997-1-A Pass Through Certificates"). The 1997-1-A Pass Through Certificates shall be the only instruments evidencing a fractional undivided interest in such Pass Through Trust.

         Except as provided in Sections 2.08, 2.09 and 2.11 of the Pass Through Agreement, the aggregate amount of 1997-1-A Pass Through Certificates that may be authenticated, delivered and outstanding under this Series Supplement is limited to $310,854,000.

         SECTION 2.02. Declaration of Trust; Authorization. Each initial Certificateholder, by its acceptance of any 1997-1-A Pass Through Certificate is hereby deemed (1) as grantor, to join in the creation and declaration of this Pass Through Trust and (2) as beneficiary of such Pass Through Trust, to authorize and direct the Pass Through Trustee to execute and deliver all documents to which the Pass Through Trustee is a party that may be necessary or desirable to consummate the transactions contemplated hereby and to exercise its rights and perform its duties under the Participation Agreements, the Indentures, the Pass Through Agreement, the Intercreditor Agreement and this Series Supplement.

         The Pass Through Trustee hereby acknowledges and accepts this grant of trust and declares that it will hold the Trust Property as Pass Through Trustee of this Pass Through Trust for the use and benefit of the Certificateholders.

         SECTION 2.03. Issuance of Pass Through Certificates. Subject to the terms set forth herein, on the Issuance Date (i) the Company shall direct the Underwriters to execute a wire transfer or intra-bank transfer to the Pass Through Trustee in the amount of the total proceeds payable by such Underwriters pursuant to the Underwriting Agreement with respect to the 1997-1-A Pass Through Certificates and (ii) the Pass Through Trustee shall deliver the 1997-1-A Pass Through Certificates to the Underwriters as provided in the Underwriting Agreement upon receipt by the Pass Through Trustee of such proceeds.

         SECTION 2.04. Purchase of Equipment Certificates. On the Issuance Date, the Pass Through Trustee shall purchase, in accordance with Section 2.02 of the Pass Through Agreement, each of the Equipment Certificates upon the satisfaction or waiver of the conditions for such purchase by the Pass Through Trustee set forth in the related Participation Agreement.

         SECTION 2.05. Representations and Warranties of the Company. All of the representations and warranties of the Company set forth or incorporated by reference in Section 1 of the Underwriting Agreement are incorporated by reference in this Series Supplement as if set forth herein and the Company represents and warrants that such representations and warranties are true and correct on the date hereof, except to the extent that such representations and warranties expressly relate solely to an earlier date or later date (in which case such representations and warranties were correct on and as of such earlier date or will be correct on and as of such later date, as the case may
be).

         SECTION 2.06. The Intercreditor Agreement. The Pass Through Trustee is hereby directed to execute and deliver the Intercreditor Agreement on or prior to the Issuance Date in the form delivered to the Pass Through Trustee by the Company. The Pass Through Trustee represents and warrants that the Intercreditor Agreement will be duly executed and delivered by one of its officers who is duly authorized to execute and deliver such document on its behalf.

         SECTION 2.07. Conditions Precedent. The obligations of the Pass Through Trustee to participate in the transactions described in Sections 2.03 and 2.04 hereof are subject to (i) receipt by the Pass Through Trustee of a certificate of the Company to the same effect as the certificate of the Company delivered to the Underwriters pursuant to Section 5(c) of the Underwriting Agreement, and (ii) satisfaction or waiver of the conditions for the purchase by the Underwriters of the Pass Through Certificates set forth in Section 5 of the Underwriting Agreement, which satisfaction or waiver for the purposes hereof shall be conclusively demonstrated by the receipt by the Pass Through Trustee of the total proceeds payable by such Underwriters pursuant to the Underwriting Agreement with respect to the 1997-1-A Pass Through Certificates.

         SECTION 2.08. Acceptance of Appointment of Pass Through Trustee. First Security Bank, National Association represents and warrants that it is qualified to serve as Pass Through Trustee and satisfies the criteria specified in Section 10.02 of the Pass Through Agreement for eligibility as a Pass Through Trustee. First Security Bank, National Association hereby agrees to serve as Pass Through Trustee for the Pass Through Certificates and acknowledges its appointment as Pass Through Trustee in accordance with the provisions of, and subject to all of the terms and conditions set forth in, the Pass Through Agreement and this related Series Supplement upon the execution and delivery of this Series Supplement.


                                  ARTICLE III

                        DISTRIBUTION AND RECORD DATES;
                   CERTIFICATE AND SPECIAL PAYMENT ACCOUNTS;
        CONCERNING AUTHENTICATING AGENT, PAYING AGENT AND REGISTRAR AND
                            THE CERTIFICATEHOLDERS

         SECTION 3.01 Distribution Dates. The Regular Distribution Dates are each January 15 and July 15, commencing on July 15, 1997. The Special Distribution Date is any Business Day on which a Special Payment is to be distributed.

         SECTION 3.02. Record Dates. The Record Dates for the Regular Distribution Dates are December 31 and June 30, respectively, and the Record Date for any Special Distribution Date is the fifteenth day preceding such Special Distribution Date, in any event, whether or not such date is a Business Day.

         SECTION 3.03. Certificate Account and Special Payments Account. In accordance with Section 5.01(a) of the Pass Through Agreement and upon receipt of any Scheduled Payment, the Pass Through Trustee shall immediately deposit such Scheduled Payment into the Certificate Account, a separate and non-interest bearing account designated by the Pass Through Trustee to be used for such purpose. In accordance with Section 5.01(b) of the Pass Through Agreement and upon receipt of any Special Payment, the Pass Through Trustee shall immediately deposit such Special Payment into the Special Payments Account, a separate and, except as provided in Section 5.04 of the Pass Through Agreement, non-interest bearing account designated by the Pass Through Trustee to be used for such purpose.

         SECTION 3.04.  Form of Pass Through Certificates.  Subject to Section
2.07 of the Pass Through Agreement, each of the 1997-1-A Pass Through Certificates will be substantially in the form of Exhibit A hereto. The 1997-1-A Pass Through Certificates will be issued pursuant to a book-entry system in the form of one or more Registered Global Certificates and subject to the conditions set forth in the Letter of Representations among the Company, the Pass Through Trustee and The Depository Trust Company.

         SECTION 3.05. Indenture Documents. The related Indenture Documents are listed in Schedule I hereto.

         SECTION 3.06. Appointment of Authenticating Agent; Paying Agent and Registrar. (a) The Pass Through Trustee may appoint an authenticating agent (the "Authenticating Agent") with respect to the Pass Through Certificates which shall be authorized to act on behalf of the Pass Through Trustee to authenticate the Pass Through Certificates issued upon original issue and upon exchange or registration of transfer thereof or pursuant to Section 2.09 of the Pass Through Agreement. Pass Through Certificates so authenticated shall be entitled to the benefits of the Pass Through Agreement and this Series Supplement and shall be valid and obligatory for all purposes as if authenticated by the Pass Through Trustee. Whenever reference is made in the Pass Through Agreement or this Series Supplement to the authentication and delivery of Pass Through Certificates by the Pass Through Trustee or the Pass Through Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Pass Through Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Pass Through Trustee by an Authenticating Agent.

         (b) The Paying Agent, Registrar and Authenticating Agent for the 1997-1-A Pass Through Certificates initially shall be First Security Bank, National Association. First Security Bank, National Association hereby represents and warrants to the Company that it is qualified to serve as Paying Agent, Registrar and Authenticating Agent under the provisions of, and subject to all of the terms and conditions set forth in, the Pass Through Agreement and this related Series Supplement.

            SECTION 3.07. Predelivery Funding and Delayed Equipment Certificates. (a) Predelivery Funding. During the period between the date of issuance of Equipment Certificates by the Owner Trustee in respect of Federal Express Corporation Trust Nos. N670FE, N671FE, N672FE, N673FE, N674FE, N581FE, N583FE and N584FE and the Aircraft Delivery Date for the related Aircraft, such Equipment Certificates will not be secured by such Aircraft or the related Lease, but will be secured by each Collateral Account. Pursuant to the related Indenture, the Indenture Trustee on behalf of the related Owner Trustee will deposit the proceeds from the sale of the related Equipment Certificates into each Collateral Account.

            Sums deposited in each Collateral Account will be invested as set forth in the Related Indenture.

            (b) Delayed Equipment Certificates. If for any reason Equipment Certificates are not available for purchase on the Pass Through Closing Date (as such term is defined in the related Participation Agreement) the Pass Through Trustee shall invest a corresponding amount of the proceeds received from the Underwriters pursuant to the Underwriting Agreement in Specified Investments at the risk and for the benefit of the Company until such Equipment Certificates are available for purchase.

         SECTION 3.08. ERISA. Any Person who is acquiring a Pass Through Certificate will be deemed to represent and warrant that (i) no assets of an employee benefit plan subject to Title I of The Employee Retirement Income Security Act of 1974, as amended ("ERISA") or an individual retirement account or plan subject to Section 4975 of the Code, or any trust established under any such plan or account, have been used to acquire or hold any of the Pass Through Certificates or (ii) that one or more administrative or statutory exemptions from the prohibited transaction rules under Section 406 of ERISA and Section 4975 of the Code applies to its purchase and holding of a Pass Through Certificate such that its purchase and holding of a Pass Through Certificate will not result in a non-exempt prohibited transaction under
Section 406 of ERISA and Section 4975 of the Code.

         SECTION 3.09. Intercreditor Agreement. The 1997-1-A Pass Through Certificates are subject to the Intercreditor Agreement.

         SECTION 3.10. Ranking of Equipment Certificates. The Equipment Certificates will be subject to the ranking and priority as set forth in the related Indenture Documents.

         SECTION 3.11. No Cross-Default or Cross-Collateralization of Equipment Certificates. As set forth in the related Indenture Documents, there are no cross-collateralization provisions or cross-default provisions in respect of the Equipment Certificates.

         SECTION 3.12. Ranking of 1997-1-A Pass Through Certificates. The 1997-1-A Pass Through Certificates will be subject to the ranking and priority as set forth in the Intercreditor Agreement.

         SECTION 3.13. Liquidity Facility. Payments of interest on the 1997-1-A Pass Through Certificates will be supported by a Liquidity Facility to be provided by the Liquidity Provider for the benefit of the Certificateholders.

         SECTION 3.14. Purchase Rights of Certificateholders. The Certificateholders will have the purchase rights, if any, upon the occurrence and during the continuation of a Triggering Event as set forth in the Pass Through Agreement.

         SECTION 3.15. PTC Event of Default. A PTC Event of Default shall have occurred if, for any Pass Through Trust, the Pass Through Trustee shall fail to pay within 10 Business Days of the due date thereof (i) the outstanding Pool Balance of the 1997-1-A Pass Through Certificates on the
Final Legal Distribution Date or (ii) interest due on the 1997-1 Pass Through Certificates on any Regular Distribution Date unless the Subordination Agent has made an Interest Drawing in an amount sufficient to pay such interest and has distributed such amount to the Certificateholders. Any failure by the Pass Through Trustee to make expected principal distributions on the 1997-1-A Pass Through Certificates on any Regular Distribution Date (other than the Final Legal Distribution Date) will not be a PTC Event of Default.


                                  ARTICLE IV

                                 MISCELLANEOUS

         SECTION 4.01.  Governing Law; Counterpart Form.  AS PROVIDED IN
SECTION 13.14 OF THE PASS THROUGH AGREEMENT, THIS SERIES SUPPLEMENT AND EACH 1997-1-A PASS THROUGH CERTIFICATE SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

         This Series Supplement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         SECTION 4.02. Reports by the Company. In addition to the reports required to be provided by the Company pursuant to Section 4.03 of the Pass Through Agreement, the Company agrees to furnish to the Pass Through Trustee from time to time, such other financial information as the Pass Through Trustee may reasonably request.

         SECTION 4.03. Modification and Ratification of Pass Through Agreement. The Pass Through Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Series Supplement as if set forth in full herein, and is in all respects ratified and confirmed, as supplemented and modified by this Series Supplement.

         SECTION 4.04. Termination. In no event shall this Pass Through Trust continue beyond the expiration of 21 years after the death of the last survivor of George Pataki, Governor of New York State, living on the date of this Series Supplement.

         IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized, all on the day and year first above written.


                               FEDERAL EXPRESS CORPORATION


                               By: _________________________________________
                                   Name:  Robert D. Henning
                                   Title: Assistant Treasurer and Managing
                                          Director - Structured Finance



                               FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                                 not in its individual capacity, except
                                 as otherwise expressly provided herein,
                                 but solely as Pass Through Trustee


                               By: _________________________________________
                                   Name: Greg A. Hawley
                                   Title: Vice President




                                                                    Exhibit A
                                                                           to
                                                            Series Supplement

                       FORM OF PASS THROUGH CERTIFICATE

            THIS IS A REGISTERED GLOBAL CERTIFICATE REFERRED TO IN
               SECTION 2.12 OF THE PASS THROUGH TRUST AGREEMENT.

   Unless this pass through certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Pass Through Trustee or its agent for registration or transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE THEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

           FEDERAL EXPRESS CORPORATION PASS THROUGH TRUST, 1997-1-A

                   1997-1 Pass Through Certificate, Class A

                                CUSIP 31331FAU5

              Final Expected Distribution Date: January 15, 2018 evidencing a fractional undivided interest in a pass through trust.

Certificate No. _______

          Applicable interest rate on Equipment Certificates held in
                     Pass Through Trust, 1997-1-A:  7.50%.

   $___________ Fractional Undivided Interest representing _______ of the Pass Through Trust per $1,000 face amount.

         THIS CERTIFIES THAT CEDE & CO., for value received, is the registered owner of a $_________ (_____________ dollars) Fractional Undivided Interest in the Federal Express Corporation Pass Through Trust, 1997-1-A (the "Pass Through Trust") created and declared by First Security Bank, National Association, as pass through trustee (the "Pass Through Trustee"), pursuant to the Pass Through Trust Agreement dated as of May 1, 1997 (the "Pass Through Agreement"), as supplemented by Series Supplement 1997-1-A thereto dated May __, 1997 (the "Series Supplement") between the Pass Through Trustee and Federal Express Corporation, a Delaware corporation (the "Company"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Pass Through Agreement and the Series Supplement.

         This Pass Through Certificate is one of the duly authorized Pass Through Certificates designated as "Federal Express Corporation 1997-1 Pass Through Certificates, Class A." This Pass Through Certificate is issued under and is subject to the terms, provisions, and conditions of the Pass Through Agreement, the Series Supplement and the Intercreditor Agreement, to which the Certificateholder of this Pass Through Certificate by virtue of the acceptance hereof assents and by which such Certificateholder is bound. The property of the Pass Through Trust includes (i) the Equipment Certificates held in such Pass Through Trust, (ii) the rights of such Pass Through Trust under the Intercreditor Agreement (including all monies receivable in respect of such rights), (iii) all monies receivable under the Liquidity Facility for such Pass Through Trust, and (iv) funds from time to time deposited with the Pass Through Trustee in accounts relating to such Pass Through Trust. (the "Trust Property"). Each series of Equipment Certificates is secured by a security interest in (A) an aircraft leased to or, in the case of the Airbus A300F4-605R Aircraft, owned by the Company and, in the case of a leased aircraft, an assignment of the rights of the Related Owner Trustee with respect to such aircraft, including the right to receive rent and other amounts payable under the related Lease or Indenture with respect to such aircraft or (B) a collateral account holding Specified Investments purchased with the proceeds of the sale of such series of Equipment Certificates. Each of the Pass Through Certificates represents a Fractional Undivided Interest in the Pass Through Trust and the Trust Property, and has no rights, benefits or interests in respect of any other separate trust established pursuant to the terms of the Pass Through Agreement for any other class of Pass Through Certificates issued pursuant thereto.

   Subject to and in accordance with the terms of the Pass Through Agreement, the Series Supplement and the Intercreditor Agreement, from funds then available to the Pass Through Trustee, there will be distributed on each January 15 and July 15 (a "Regular Distribution Date"), commencing on July 15, 1997, to the Person in whose name this Pass Through Certificate is registered at the close of business on the 15th day preceding the applicable Regular Distribution Date, an amount in respect of the Scheduled Payments on the Equipment Certificates due on such Regular Distribution Date, equal to the product of the percentage interest in the Pass Through Trust evidenced by this Pass Through Certificate and an amount equal to the sum of such Scheduled Payments.

   Subject to and in accordance with the terms of the Pass Through Agreement, the Series Supplement and the Intercreditor Agreement, if Special Payments on the Equipment Certificates are received by the Pass Through Trustee, from funds then available to the Pass Through Trustee, there shall be distributed on the applicable Special Distribution Date, to the Person in whose name this Pass Through Certificate is registered at the close of business on the 15th day preceding such Special Distribution Date, an amount in respect of such Special Payments on the Equipment Certificates, equal to the product of the percentage interest in the Pass Through Trust evidenced by this Pass Through Certificate and an amount equal to the sum of such Special Payments so received.

   If a Distribution Date is not a Business Day, distribution shall be made on the immediately following Business Day with the same force and effect as if made on such Distribution Date and no interest shall accrue during the intervening period. The Special Distribution Date shall be any Business Day on which a Special Payment is to be distributed.

   Distributions on this Pass Through Certificate will be made by the Pass Through Trustee to the Person entitled thereto, without the presentation or surrender of this Pass Through Certificate or the making of any notation hereon. Except as otherwise provided in the Pass Through Agreement and notwithstanding the above, the final distribution on this Pass Through Certificate will be made after notice is mailed by the Pass Through Trustee of the pendency of such distribution and only upon presentation and surrender of this Pass Through Certificate at the office or agency of the Pass Through Trustee specified in such notice.

   Any Person acquiring this Pass Through Certificate will be deemed to represent and warrant that (i) no assets of an employee benefit plan subject to Title I of The Employee Retirement Income Security Act of 1974, as amended ("ERISA") or an individual retirement account or plan subject to Section 4975 of the Code, or any trust established under any such plan or account, have been used to acquire or hold any of the Pass Through Certificates or (ii) that one or more administrative or statutory exemptions from the prohibited transaction rules under Section 406 of ERISA and Section 4975 of the Code applies to its purchase and holding of this Pass Through Certificate such that its purchase and holding of this Pass Through Certificate will not result in a non-exempt prohibited transaction under Section 406 of ERISA and Section 4975 of the Code.

   This Pass Through Certificate shall be governed by and construed in accordance with the laws of the State of New York.

   Reference is hereby made to the further provisions of this Pass Through Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

   Unless the certificate of authentication hereon has been executed by the Pass Through Trustee, by manual signature, this Pass Through Certificate shall not be entitled to any benefit under the Pass Through Trust or be valid for any purpose.

   IN WITNESS WHEREOF, the Pass Through Trustee has caused this Pass Through Certificate to be duly executed.


                               FEDERAL EXPRESS CORPORATION
                               PASS THROUGH TRUST, 1997-1-A

                               FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                                 not in its individual capacity, except as otherwise expressly provided herein, but solely as Pass Through Trustee



                               By: __________________________________
                                   Authorized Signatory



      [FORM OF THE PASS THROUGH TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

Dated:  May ___, 1997

   This is one of the Pass Through Certificates referred to in the within-mentioned Pass Through Agreement and the Series Supplement.


                               FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                                 not in its individual capacity, except as otherwise expressly provided herein, but solely as Pass Through Trustee



                               By: _______________________________________
                                   Authorized Signatory


                     [Reverse of Pass Through Certificate]

   The Pass Through Certificates do not represent a direct obligation of, or an obligation guaranteed by, or an interest in, the Company or the Pass Through Trustee or any affiliate thereof. The Pass Through Certificates are limited in right of payment, all as more specifically set forth on the face hereof and in the Pass Through Agreement, the Intercreditor Agreement and the Series Supplement. Subject to the Intercreditor Agreement, all payments or distributions made to Certificateholders under the Pass Through Agreement shall be made only from the Trust Property and only to the extent that the Pass Through Trustee shall have sufficient income or proceeds from the Trust Property to make such payments in accordance with the terms of the Pass Through Agreement and the Series Supplement. Each Certificateholder of this Pass Through Certificate, by its acceptance hereof, agrees that it will look solely to the income and proceeds from the Trust Property to the extent available for distribution to such Certificateholder as provided in the Pass Through Agreement, the Intercreditor Agreement and the Series Supplement.

   In connection with withholding taxes, under certain circumstances the Pass Through Trustee may retain certain amounts otherwise distributable to a Certificateholder. The purchase by any Certificateholder of any Pass Through Certificate constitutes the consent of such Certificateholder to such retention in accordance with the terms of the Pass Through Agreement.

   This Pass Through Certificate does not purport to summarize the Pass Through Agreement, the Intercreditor Agreement and the Series Supplement and reference is made to the Pass Through Agreement, the Intercreditor Agreement and the Series Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby. A copy of the Pass Through Agreement, the Intercreditor Agreement and the Series Supplement may be examined by any Certificateholder upon request during normal business hours at the principal office of the Pass Through Trustee, and at such other places designated by the Pass Through Trustee.

   As of the date of issuance of this Pass Through Certificate, and assuming that no prepayment or default in respect of payment on the Equipment Certificates shall occur, the aggregate scheduled repayments of principal on the Equipment Certificates for the Pass Through Trust and the resulting Pool Factors for the Pass Through Trust after taking into account each such repayment are set forth below:


                              Class A Trust
                          Equipment Certificates
       Regular              Scheduled Payments
  Distribution Date            of Principal           Expected Pool Factor
---------------------    ------------------------    ----------------------

May 28, 1997                              0                  1.00000000
July 15, 1997                             0                  1.00000000
January 15, 1998             $    2,582,007                   0.9916938
July 15, 1998                     2,183,726                   0.9846689
January 15, 1999                  3,781,639                   0.9725036
July 15, 1999                     1,824,711                   0.9666336
January 15, 2000                  4,381,953                   0.9525371
July 15, 2000                     1,878,088                   0.9464954
January 15, 2001                  4,755,783                   0.9311963
July 15, 2001                     1,504,258                   0.9263572
January 15, 2002                  5,644,273                   0.9081999
July 15, 2002                       615,768                   0.9062190
January 15, 2003                  5,510,536                   0.8884919
July 15, 2003                       749,504                   0.8860808
January 15, 2004                  4,443,848                   0.8717852
July 15, 2004                     1,816,192                   0.8659426
January 15, 2005                  3,997,728                   0.8530821
July 15, 2005                     2,262,318                   0.8458044
January 15, 2006                  4,443,848                   0.8315087
July 15, 2006                     1,816,198                   0.8256661
January 15, 2007                  4,930,209                   0.8098059
July 15, 2007                     1,329,833                   0.8055279
January 15, 2008                  6,260,042                   0.7853897
July 15, 2008                             0                   0.7853897
January 15, 2009                  6,260,042                   0.7652515
July 15, 2009                             0                   0.7652515
January 15, 2010                  7,587,306                   0.7408436
July 15, 2010                             0                   0.7408436
January 15, 2011                 11,187,831                   0.7048530
July 15, 2011                             0                   0.7048530
January 15, 2012                 17,265,476                   0.6493109
July 15, 2012                             0                   0.6493109
January 15, 2013                 41,565,514                   0.5155969
July 15, 2013                             0                   0.5155969
January 15, 2014                 29,254,801                   0.4214859
July 15, 2014                        80,029                   0.4212284
January 15, 2015                 48,486,399                   0.2652504
July 15, 2015                       313,361                   0.2642423
January 15, 2016                 46,924,316                   0.1132894
July 15, 2016                       564,520                   0.1114734
January 15, 2017                 33,575,713                   0.0034622
July 15, 2017                             0                   0.0034622
January 15, 2018                  1,076,230                   0.0000000

   Each Certificateholder of this Pass Through Certificate by its acceptance hereof, acknowledges that the terms of the Participation Agreement, the Lease and the Indenture as they relate to two of the aircraft may differ from the terms set forth or incorporated by reference in this Pass Through Certificate.

   The Pass Through Agreement, the Intercreditor Agreement and the Series Supplement permit, with certain exceptions provided therein, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Pass Through Trust at any time by the Company and the Pass Through Trustee with the consent of the Majority
In Interest of Certificateholders in the Pass Through Trust. Any such consent by the Certificateholder of this Pass Through Certificate shall be conclusive and binding on such Certificateholder and upon all future Certificateholders of this Pass Through Certificate and of any Pass Through Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Pass Through Certificate. The Pass Through Agreement, the Intercreditor Agreement and the Series Supplement also permit the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders of any of the Pass Through Certificates.

   As provided in the Pass Through Agreement and the Series Supplement and subject to certain limitations set forth therein, the transfer of this Pass Through Certificate is registrable in the Register upon surrender of this Pass Through Certificate for registration of transfer to the Pass Through Trustee in its capacity as Registrar, or by any successor Registrar, duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Pass Through Trustee and the Registrar duly executed by the Certificateholder hereof or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Pass Through Certificates of authorized denominations evidencing the same aggregate Fractional Undivided Interest in the Pass
Through Trust will be issued to the designated transferee or transferees.

   The Pass Through Certificates are issuable only as registered Pass Through Certificates without coupons in minimum denominations of $1,000 fractional undivided interests and integral multiples thereof. As provided in the Pass Through Agreement and the Series Supplement and subject to certain limitations set forth therein, the Pass Through Certificates are exchangeable for new Pass Through Certificates of authorized denominations evidencing the same aggregate Fractional Undivided Interest in the Pass Through Trust, as requested by the Certificateholder surrendering the same.

   No service charge will be made for any such registration of transfer or exchange, but the Pass Through Trustee may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

   The Pass Through Trustee, the Registrar, and any agent of the Pass Through Trustee or the Registrar may treat the person in whose name this Pass Through Certificate is registered as the owner hereof for all purposes, and neither the Pass Through Trustee, the Registrar, nor any such agent shall be affected by any notice to the contrary.

   The obligations and responsibilities created by the Pass Through Agreement and the Series Supplement and the Pass Through Trust created thereby shall terminate upon the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Pass Through Agreement, the Intercreditor Agreement and the Series Supplement and the disposition of all property held as part of the Trust Property.


                                                                    Schedule I
                                                                            to
                                                             Series Supplement

                          Federal Express Corporation
                         Pass Through Trust, 1997-1-A

                                    Class A

                            Equipment Certificates;
                          Related Indenture Documents

1. Equipment Certificates (Federal Express Corporation Trust No. N581FE):

   Interest Rate:    7.50%
   Maturity:         January 15, 2017
   Principal Amount: $35,615,000

   Related Indenture Documents:

   Trust Indenture and Security Agreement (Federal Express Corporation Trust No. N581FE) dated as of May 1, 1997, between Wilmington Trust Company, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee;

   Participation Agreement (Federal Express Corporation Trust No. N581FE) dated as of May 1, 1997, among Federal Express Corporation, as Lessee, AmSouth Leasing, Ltd. and BTM Funding Corporation, as Owner Participants, Wilmington Trust Company, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Pass Through Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Subordination Agent;

   Trust Agreement (Federal Express Corporation Trust No. N581FE) dated as of May 1, 1997, among AmSouth Leasing, Ltd. and BTM Funding Corporation, as Owner Participants, and Wilmington Trust Company;

   Lease Agreement (Federal Express Corporation Trust No. N581FE) dated as of May 1, 1997, between Wilmington Trust Company, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee and Lessor, and Federal Express Corporation, as Lessee; and

   Owner Participant Guaranty (Federal Express Corporation Trust No. N581FE) dated May 28, 1997, by AmSouth Bank of Alabama, as the Owner Participant Guarantor in favor of the Lessee, the Owner Trustee, the Indenture Trustee and the Pass Through Trustee.

   Owner Participant Guaranty (Federal Express Corporation Trust No. N581FE) dated May 28, 1997, by BTM Capital Corporation, as the Owner Participant Guarantor in favor of the Lessee, the Owner Trustee, the Indenture Trustee and the Pass Through Trustee.


2. Equipment Certificates (Federal Express Corporation Trust No. N583FE):

   Interest Rate:    7.50%
   Maturity:         January 15, 2016
   Principal Amount: $34,220,000

   Related Indenture Documents:

   Trust Indenture and Security Agreement (Federal Express Corporation Trust No. N583FE) dated as of May 1, 1997, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee;

   Participation Agreement (Federal Express Corporation Trust No. N583FE) dated as of May 1, 1997, among Federal Express Corporation, as Lessee and Initial Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Pass Through Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Subordination Agent;

   Trust Agreement (Federal Express Corporation Trust No. N583FE) dated as of May 1, 1997, between Federal Express Corporation, as Initial Owner Participant, and State Street Bank and Trust Company of Connecticut, National Association; and Lease Agreement (Federal Express Corporation Trust No. N583FE) dated as of May 1, 1997, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee and Lessor, and Federal Express Corporation, as Lessee.


3. Equipment Certificates (Federal Express Corporation Trust No. N584FE):

   Interest Rate:    7.50%
   Maturity:         January 15, 2016
   Principal Amount: $36,665,000

   Related Indenture Documents:

   Trust Indenture and Security Agreement (Federal Express Corporation Trust No. N584FE) dated as of May 1, 1997, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee;

   Participation Agreement (Federal Express Corporation Trust No. N584FE) dated as of May 1, 1997, among Federal Express Corporation, as Lessee and Initial Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Pass Through Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Subordination Agent;

   Trust Agreement (Federal Express Corporation Trust No. N584FE) dated as of May 1, 1997, between Federal Express Corporation, as Initial Owner Participant, and State Street Bank and Trust Company of Connecticut, National Association; and

   Lease Agreement (Federal Express Corporation Trust No. N584FE) dated as of May 1, 1997, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee and Lessor, and Federal Express Corporation, as Lessee.

4. Equipment Certificates (Federal Express Corporation Trust No. N587FE):

   Interest Rate:    7.50%
   Maturity:         January 15, 2015
   Principal Amount: $37,512,000

   Related Indenture Documents:

   Trust Indenture and Security Agreement (Federal Express Corporation Trust No. N587FE) dated as of December 1, 1996, as amended and restated as of May 1, 1997, between Wilmington Trust Company, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee;

   Trust Indenture and Security Agreement Supplement No. 1 (Federal Express Corporation Trust No. N587FE) dated December 13, 1996, between Wilmington Trust Company, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee;

   Participation Agreement (Federal Express Corporation Trust No. N587FE) dated as of December 1, 1996, as amended and restated as of May 1, 1997, among Federal Express Corporation, as Lessee, CMCA Lease, Inc. and Norwest Bank Minnesota, National Association, as Owner Participants, Wilmington Trust Company, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, State Street Bank and Trust Company, not in its individual capacity, except as otherwise provided therein, but solely as Original Indenture Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Pass Through Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Subordination Agent, and Morgan Guaranty Trust Company of New York, as Original Loan Participant;

   Trust Agreement (Federal Express Corporation Trust No. N587FE) dated as of December 1, 1996, as amended and restated as of May 1, 1997, among CMCA Lease, Inc. and Norwest Bank Minnesota, National Association, as Owner Participants, and Wilmington Trust Company;

   Lease Agreement (Federal Express Corporation Trust No. N587FE) dated as of December 1, 1996, as amended and restated as of May 1, 1997, between Wilmington Trust Company, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee and Lessor, and Federal Express Corporation, as Lessee;

   Lease Supplement No. 1 (Federal Express Corporation Trust No. N587FE) dated December 13, 1996, between Wilmington Trust Company, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee and Lessor, and Federal Express Corporation, as Lessee; and

   Owner Participant Guaranty (Federal Express Corporation Trust No. N587FE) dated December 13, 1996, as amended and restated as of May 28, 1997, by Comerica Bank, as the Owner Participant Guarantor in favor of the Lessee, the Owner Trustee, the Indenture Trustee and the Pass Through Trustee.

5. Equipment Certificates (Federal Express Corporation Trust No. N670FE):

   Interest Rate:    7.50%
   Maturity:         January 15, 2017
   Principal Amount: $33,352,000

   Related Indenture Documents:

   Trust Indenture and Security Agreement (Federal Express Corporation Trust No. N670FE) dated as of May 1, 1997, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee;

   Participation Agreement (Federal Express Corporation Trust No. N670FE) dated as of May 1, 1997, among Federal Express Corporation, as Lessee, PMCC Leasing Corporation, as Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Pass Through Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Subordination Agent;

   Trust Agreement (Federal Express Corporation Trust No. N670FE) dated as of May 1, 1997, between PMCC Leasing Corporation, as Owner Participant, and State Street Bank and Trust Company of Connecticut, National Association;

   Lease Agreement (Federal Express Corporation Trust No. N670FE) dated as of May 1, 1997, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee and Lessor, and Federal Express Corporation, as Lessee; and

   Owner Participant Guaranty (Federal Express Corporation Trust No. N670FE) dated May 28, 1997, by Philip Morris Capital Corporation, as the Owner Participant Guarantor in favor of the Lessee, the Owner Trustee, the Indenture Trustee and the Pass Through Trustee.

6. Equipment Certificates (Federal Express Corporation Trust No. N671FE):

   Interest Rate:    7.50%
   Maturity:         January 15, 2017
   Principal Amount: $33,352,000

   Related Indenture Documents:

   Trust Indenture and Security Agreement (Federal Express Corporation Trust No. N671FE) dated as of May 1, 1997, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee;

   Participation Agreement (Federal Express Corporation Trust No. N671FE) dated as of May 1, 1997, among Federal Express Corporation, as Lessee, PMCC Leasing Corporation, as Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Pass Through Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Subordination Agent;

   Trust Agreement (Federal Express Corporation Trust No. N671FE) dated as of May 1, 1997, between PMCC Leasing Corporation, as Owner Participant, and State Street Bank and Trust Company of Connecticut, National Association;

   Lease Agreement (Federal Express Corporation Trust No. N671FE) dated as of May 1, 1997, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee and Lessor, and Federal Express Corporation, as Lessee; and

   Owner Participant Guaranty (Federal Express Corporation Trust No. N671FE) dated May 28, 1997, by Philip Morris Capital Corporation, as the Owner Participant Guarantor in favor of the Lessee, the Owner Trustee, the Indenture Trustee and the Pass Through Trustee.


7. Equipment Certificates (Federal Express Corporation Trust No. N672FE):

   Interest Rate:    7.50%
   Maturity:         January 15, 2018
   Principal Amount: $33,374,000

   Related Indenture Documents:

   Trust Indenture and Security Agreement (Federal Express Corporation Trust No. N672FE) dated as of May 1, 1997, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee;

   Participation Agreement (Federal Express Corporation Trust No. N672FE) dated as of May 1, 1997, among Federal Express Corporation, as Lessee, PMCC Leasing Corporation, as Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Pass Through Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Subordination Agent;

   Trust Agreement (Federal Express Corporation Trust No. N672FE) dated as of May 1, 1997, between PMCC Leasing Corporation, as Owner Participant, and State Street Bank and Trust Company of Connecticut, National Association;

   Lease Agreement (Federal Express Corporation Trust No. N672FE) dated as of May 1, 1997, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee and Lessor, and Federal Express Corporation, as Lessee; and

   Owner Participant Guaranty (Federal Express Corporation Trust No. N672FE) dated May 28, 1997, by Philip Morris Capital Corporation, as the Owner Participant Guarantor in favor of the Lessee, the Owner Trustee, the Indenture Trustee and the Pass Through Trustee.

8. Equipment Certificates (Federal Express Corporation Trust No. N673FE):

   Interest Rate:    7.50%
   Maturity:         January 15, 2018
   Principal Amount: $33,382,000

   Related Indenture Documents:

   Trust Indenture and Security Agreement (Federal Express Corporation Trust No. N673FE) dated as of May 1, 1997, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee;

   Participation Agreement (Federal Express Corporation Trust No. N673FE) dated as of May 1, 1997, among Federal Express Corporation, as Lessee, PMCC Leasing Corporation, as Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Pass Through Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Subordination Agent;

   Trust Agreement (Federal Express Corporation Trust No. N673FE) dated as of May 1, 1997, between PMCC Leasing Corporation, as Owner Participant, and State Street Bank and Trust Company of Connecticut, National Association;

   Lease Agreement (Federal Express Corporation Trust No. N673FE) dated as of May 1, 1997, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee and Lessor, and Federal Express Corporation, as Lessee; and

   Owner Participant Guaranty (Federal Express Corporation Trust No. N673FE) dated May 28, 1997, by Philip Morris Capital Corporation, as the Owner Participant Guarantor in favor of the Lessee, the Owner Trustee, the Indenture Trustee and the Pass Through Trustee.

9. Equipment Certificates (Federal Express Corporation Trust No. N674FE):

   Interest Rate:    7.50%
   Maturity:         January 15, 2018
   Principal Amount: $33,382,000

   Related Indenture Documents:

   Trust Indenture and Security Agreement (Federal Express Corporation Trust No. N674FE) dated as of May 1, 1997, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee;

   Participation Agreement (Federal Express Corporation Trust No. N674FE) dated as of May 1, 1997, among Federal Express Corporation, as Lessee, PMCC Leasing Corporation, as Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Pass Through Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Subordination Agent;

   Trust Agreement (Federal Express Corporation Trust No. N674FE) dated as of May 1, 1997, between PMCC Leasing Corporation, as Owner Participant, and State Street Bank and Trust Company of Connecticut, National Association;

   Lease Agreement (Federal Express Corporation Trust No. N674FE) dated as of May 1, 1997, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee and Lessor, and Federal Express Corporation, as Lessee; and

   Owner Participant Guaranty (Federal Express Corporation Trust No. N674FE) dated May 28, 1997, by Philip Morris Capital Corporation, as the Owner Participant Guarantor in favor of the Lessee, the Owner Trustee, the Indenture Trustee and the Pass Through Trustee.


                                                                   Schedule II
                                                                            to
                                                             Series Supplement


                     Cut-Off Date for each of the Aircraft


Federal Express Corporation     Manufacturer's Serial
         Trust No.                      Number               Cut-Off Date
----------------------------    ----------------------    -------------------
           N670FE                        777               September 1, 1997
           N671FE                        778               September 18, 1997
           N672FE                        779               November 17, 1997
           N673FE                        780               December 10, 1997
           N674FE                        781               December 22, 1997
           N581FE                       48419              September 4, 1997
           N583FE                       48421              December 15, 1997
           N584FE                       48436              April 15, 1998






                          SERIES SUPPLEMENT 1997-1-B

                              Dated May 28, 1997


                                    between

                   FIRST SECURITY BANK, NATIONAL ASSOCIATION
                            as Pass Through Trustee,


                                      and


                          FEDERAL EXPRESS CORPORATION

                                      to

                         PASS THROUGH TRUST AGREEMENT
                            Dated as of May 1, 1997


                                 $115,800,000

                          Federal Express Corporation
                         Pass Through Trust, 1997-1-B

                          Federal Express Corporation
                       1997-1 Pass Through Certificates,
                                    Class B





                               TABLE OF CONTENTS

                                                                       Page
                                                                       ----

RECITALS.............................................................     1

                                   ARTICLE I

                              CERTAIN DEFINITIONS

                                  ARTICLE II

                        DESIGNATIONS; TRUST FORMATION;
                     ISSUANCE OF PASS THROUGH CERTIFICATES

   SECTION 2.01.  Designations; Aggregate Amount...........................  5
   SECTION 2.02.  Declaration of Trust; Authorization......................  5
   SECTION 2.03.  Issuance of Pass Through Certificates....................  6
   SECTION 2.04.  Purchase of Equipment Certificates.......................  6
   SECTION 2.05.  Representations and Warranties of the Company............  6
   SECTION 2.06.  The Intercreditor Agreement..............................  6
   SECTION 2.07.  Conditions Precedent.....................................  6
   SECTION 2.08.  Acceptance of Appointment of Pass Through Trustee........  7

                                  ARTICLE III

                        DISTRIBUTION AND RECORD DATES;
                   CERTIFICATE AND SPECIAL PAYMENT ACCOUNTS;
        CONCERNING AUTHENTICATING AGENT, PAYING AGENT AND REGISTRAR AND
                            THE CERTIFICATEHOLDERS

   SECTION 3.01   Distribution Dates.......................................  7
   SECTION 3.02.  Record Dates.............................................  7
   SECTION 3.03.  Certificate Account and Special Payments Account.........  7
   SECTION 3.04.  Form of Pass Through Certificates........................  8
   SECTION 3.05.  Indenture Documents......................................  8
   SECTION 3.06.  Appointment of Authenticating Agent; Paying Agent and
                    Registrar..............................................  8
   SECTION 3.07.  Predelivery Funding......................................  8
   SECTION 3.08.  ERISA....................................................  9
   SECTION 3.09.  Intercreditor Agreement..................................  9
   SECTION 3.10.  Ranking of Equipment Certificates........................  9
   SECTION 3.11.  No Cross-Default or Cross-Collateralization of Equipment
                    Certificates...........................................  9
   SECTION 3.12.  Ranking of 1997-1-B Pass Through Certificates............  9
   SECTION 3.13.  Liquidity Facility.......................................  9
   SECTION 3.14.  Purchase Rights of Certificateholders....................  9
   SECTION 3.15.  PTC Event of Default.....................................  9

                                  ARTICLE IV

                                 MISCELLANEOUS

   SECTION 4.01.  Governing Law; Counterpart Form.......................... 10
   SECTION 4.02.  Reports by the Company................................... 10
   SECTION 4.03.  Modification and Ratification of Pass Through Agreement.. 10
   SECTION 4.04.  Termination.............................................. 10

   EXHIBIT A         Form of Pass Through Certificate

   SCHEDULE I        Equipment Certificates; related Indenture Documents
   SCHEDULE II       Cut-Off Date for each of the Aircraft



                          SERIES SUPPLEMENT 1997-1-B

         SERIES SUPPLEMENT 1997-1-B, dated May 28, 1997 (this "Series Supplement"), between FEDERAL EXPRESS CORPORATION, a Delaware corporation (the "Company") and FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, as Pass Through Trustee (the "Pass Through Trustee"), to the Pass Through Trust Agreement, dated as of May 1, 1997 (the "Pass Through Agreement"), between the Company and the Pass Through Trustee.


                                   RECITALS

         WHEREAS, capitalized terms used herein shall have the respective meanings set forth or referred to in Article I hereof;

         WHEREAS, Section 2.01 of the Pass Through Agreement provides, among other things, that the Company and the Pass Through Trustee may execute and deliver one or more series supplements, each for the purpose of forming a separate pass through trust for the benefit of the certificateholders of the class of pass through certificates to be issued pursuant to such pass through trust, appointing an institution to act as Pass Through Trustee if different from the institution executing the Pass Through Agreement, establishing certain terms of such pass through certificates, and pursuant to which the pass through certificates of such class shall be executed and authenticated by the Pass Through Trustee and delivered as directed by the Company;

         WHEREAS, pursuant to the Participation Agreements, the Company has agreed to cause the Equipment Certificates to be issued and sold to the Pass Through Trustee, and the Pass Through Trustee has agreed to purchase the Equipment Certificates, which will be held in trust as Trust Property for the benefit of the Certificateholders;

         WHEREAS, in order to facilitate such sale, the Company has agreed, pursuant to the Underwriting Agreement, to cause the Pass Through Trustee to issue and sell the Pass Through Certificates to the Underwriters;

         WHEREAS, pursuant to the Pass Through Agreement and the terms of this Series Supplement, the Pass Through Trustee will execute, authenticate and deliver the Pass Through Certificates to the Underwriters upon receipt by the Pass Through Trustee of the purchase price therefor, which will be applied in accordance with this Series Supplement to purchase the Equipment Certificates;

         WHEREAS, the Pass Through Trustee hereby declares the creation of this Pass Through Trust for the benefit of the Certificateholders, and the initial Certificateholders of such Pass Through Certificates, as the grantors of such Pass Through Trust, by their respective acceptances of such Pass Through Certificates, join in the creation of such Pass Through Trust;

         WHEREAS, to facilitate the sale of the Equipment Certificates to, and the purchase of the Equipment Certificates by, the Pass Through Trustee on behalf of this Pass Through Trust, the Company has duly authorized the execution and delivery of this Series Supplement as the "issuer," as such term is defined in and solely for purposes of the Securities Act, of the Pass Through Certificates and as the "obligor," as such term is defined in and solely for purposes of the Trust Indenture Act, with respect to all such Pass Through Certificates; and

         WHEREAS, this Series Supplement is subject to the provisions of the Trust Indenture Act and shall, to the extent applicable, be governed by such provisions;

         IT IS HEREBY COVENANTED AND AGREED by and between the parties hereto as follows:


                                   ARTICLE I

                              CERTAIN DEFINITIONS

         All terms used in this Series Supplement that are defined in the Pass Through Agreement, either directly or by reference therein, have the meanings assigned to them therein as supplemented by this Article I, if applicable, except to the extent the context requires otherwise. Any such defined term that is defined in the Pass Through Agreement as relating to a particular Pass Through Trust or Class rather than to any Pass Through Trust or Class generally shall, when used in this Series Supplement, relate solely to the Federal Express Corporation Pass Through Trust, 1997-1-B, or the Federal Express Corporation 1997-1 Pass Through Certificates, Class B, as the case may be, whether or not expressly so stated herein.

         "Aircraft" means four McDonnell Douglas MD-11F aircraft and five Airbus A300F4-605R aircraft, including the Engines (as such term is defined in the related Participation Agreement) relating thereto, leased, or expected to be leased, by the related Owner Trustee to the Company pursuant to one of nine separate Leases, and, collectively, means all of the foregoing.

         "Aircraft Delivery Date" means, for each Aircraft, the date on which such Aircraft is delivered and sold to the Lessor (as such term is defined in the related Participation Agreement) and leased by the Lessor to the Lessee (as such term is defined in the related Participation Agreement) under the Lease (as such term is defined in the related Participation Agreement), which date shall also be the date of the initial Lease Supplement (as such term is defined in the related Participation Agreement).

         "Authenticating Agent" has the meaning set forth in Section 3.06 hereof.

         "Certificate Account" means the Certificate Account specified in
Section 3.03 hereof.

         "Certificateholders" means the Certificateholders of the Class of Pass Through Certificates designated in Section 2.01 hereof.

         "Collateral Account" means each of the Collateral Accounts established pursuant to the Indentures for each of Federal Express Corporation Trust Nos. N581FE, N583FE, N584FE, N670FE, N671FE, N672FE, N673FE and N674FE into which the proceeds of sale of the related Equipment Certificates will be deposited respectively.

         "Cut-Off Date" means the date listed on Schedule II hereto for each Aircraft.

         "Delivery Date" means, for any Equipment Certificates, the Refunding Date or the Pass Through Closing Date (as such term is defined in the related Participation Agreement) for such Equipment Certificates.

         "Equipment Certificates" means those Equipment Trust Certificates listed in Schedule I hereto.

         "Final Expected Distribution Date" means January 15, 2018.

         "Final Legal Distribution Date" means July 15, 2019.

         "Intercreditor Agreement" means the Intercreditor Agreement dated as of May 1, 1997 among the Pass Through Trustee, the Liquidity Provider and the Subordination Agent.

         "Interest Drawing" has the meaning specified in the Intercreditor Agreement.

         "Issuance Date" means the date defined as the Closing Time in the Underwriting Agreement.

         "Liquidity Facility" means the Irrevocable Revolving Credit Agreement Class B Pass Through Certificates dated as of May 1, 1997 between the Subordination Agent and the Liquidity Provider.

         "Liquidity Provider" means Kredietbank N.V., New York Branch or any replacement liquidity provider.

         "Participation Agreements" means those Participation Agreements listed in Schedule I hereto.

         "Pass Through Certificates" means the Pass Through Certificates designated in Section 2.01 hereof.

         "Pass Through Trust," "this Pass Through Trust" and other like words means the Pass Through Trust designated in Section 2.01 hereof.

         "Paying Agent" means the Person specified as such in Section 3.06 hereof.

         "Pool Balance" means, for any Pass Through Trust or for the Pass Through Certificates issued by any Pass Through Trust, as of any date, the original aggregate face amount of the Pass Through Certificates of such Pass Through Trust less the aggregate amount of all payments on such Pass Through Certificates other than payments made in respect of interest or premium or reimbursement of any costs and expenses in connection therewith. The Pool Balance for each Pass Through Trust as of any Regular Distribution Date or Special Distribution Date will be computed after giving effect to the payment of principal, if any, on the Equipment Certificates or other Trust Property held in such Pass Through Trust and the distribution thereof being made on that date.

         "Pool Factor" means, for any Pass Through Trust as of any Regular Distribution Date or Special Distribution Date the quotient (rounded to the seventh decimal place) computed by dividing (i) the Pool Balance by (ii) the original aggregate face amount of the Pass Through Certificates of the related Class. The Pool Factor for each Pass Through Trust as of any Regular Distribution Date or Special Distribution Date will be computed after giving effect to the payment of principal, if any, on such Equipment Certificates or other Trust Property held in such Pass Through Trust and the distribution thereof being made on that date.

         "PTC Event of Default" has the meaning set forth in Section 3.15 hereof.

         "Record Date" means any Record Date specified in Section 3.02 hereof.

         "Registrar" means the Person specified as such in Section 3.06 hereof.

         "Regular Distribution Date" means any Regular Distribution Date specified in Section 3.01 hereof.

         "Special Distribution Date" means, for any Special Payment, the Special Distribution Date for such Special Payment specified in Section 3.01 hereof.

         "Special Payments Account" means the Special Payments Account specified in Section 3.03 hereof.

         "Specified Investments" has the meaning set forth in Schedule II to the Participation Agreements.

         "Subordination Agent" means First Security Bank, National Association, a national banking association.

         "Trust Property" means, for this Pass Through Trust: (i) the Equipment Certificates held in this Pass Through Trust; (ii) the rights of this Pass Through Trust under the Intercreditor Agreement (including all monies receivable in respect of such rights); (iii) all monies receivable under the Liquidity Facility for this Pass Through Trust; and (iv) funds from time to time deposited with the Pass Through Trustee in accounts relating to this Pass Through Trust.

         "Underwriters" means the several Underwriters named in the Underwriting Agreement.

         "Underwriting Agreement" means the Underwriting Agreement dated May 22, 1997 among the Company and Morgan Stanley & Co. Incorporated, First Chicago Capital Markets, Inc., Goldman, Sachs & Co. and J.P. Morgan & Co.


                                  ARTICLE II

                        DESIGNATIONS; TRUST FORMATION;
                     ISSUANCE OF PASS THROUGH CERTIFICATES

         SECTION 2.01. Designations; Aggregate Amount. The Pass Through Trust created hereby shall be designated Federal Express Corporation Pass Through Trust, 1997-1-B (herein sometimes called this "Pass Through Trust"). The Pass Through Certificates evidencing Fractional Undivided Interests in such Pass Through Trust shall be designated as the Federal Express Corporation 1997-1 Pass Through Certificates, Class B (herein sometimes called the "1997-1-B Pass Through Certificates"). The 1997-1-B Pass Through Certificates shall be the only instruments evidencing a fractional undivided interest in such Pass Through Trust.

         Except as provided in Sections 2.08, 2.09 and 2.11 of the Pass Through Agreement, the aggregate amount of 1997-1-B Pass Through Certificates that may be authenticated, delivered and outstanding under this Series Supplement is limited to $115,800,000.

         SECTION 2.02. Declaration of Trust; Authorization. Each initial Certificateholder, by its acceptance of any 1997-1-B Pass Through Certificate is hereby deemed (1) as grantor, to join in the creation and declaration of this Pass Through Trust and (2) as beneficiary of such Pass Through Trust, to authorize and direct the Pass Through Trustee to execute and deliver all documents to which the Pass Through Trustee is a party that may be necessary or desirable to consummate the transactions contemplated hereby and to exercise its rights and perform its duties under the Participation Agreements, the Indentures, the Pass Through Agreement, the Intercreditor Agreement and this Series Supplement.

         The Pass Through Trustee hereby acknowledges and accepts this grant of trust and declares that it will hold the Trust Property as Pass Through Trustee of this Pass Through Trust for the use and benefit of the Certificateholders.

         SECTION 2.03. Issuance of Pass Through Certificates. Subject to the terms set forth herein, on the Issuance Date (i) the Company shall direct the Underwriters to execute a wire transfer or intra-bank transfer to the Pass Through Trustee in the amount of the total proceeds payable by such Underwriters pursuant to the Underwriting Agreement with respect to the 1997-1-B Pass Through Certificates and (ii) the Pass Through Trustee shall deliver the 1997-1-B Pass Through Certificates to the Underwriters as provided in the Underwriting Agreement upon receipt by the Pass Through Trustee of such proceeds.

         SECTION 2.04. Purchase of Equipment Certificates. On the Issuance Date, the Pass Through Trustee shall purchase, in accordance with Section 2.02 of the Pass Through Agreement, each of the Equipment Certificates upon the satisfaction or waiver of the conditions for such purchase by the Pass Through Trustee set forth in the related Participation Agreement.

         SECTION 2.05. Representations and Warranties of the Company. All of the representations and warranties of the Company set forth or incorporated by reference in Section 1 of the Underwriting Agreement are incorporated by reference in this Series Supplement as if set forth herein and the Company represents and warrants that such representations and warranties are true and correct on the date hereof, except to the extent that such representations and warranties expressly relate solely to an earlier date or later date (in which case such representations and warranties were correct on and as of such earlier date or will be correct on and as of such later date, as the case may
be).

         SECTION 2.06. The Intercreditor Agreement. The Pass Through Trustee is hereby directed to execute and deliver the Intercreditor Agreement on or prior to the Issuance Date in the form delivered to the Pass Through Trustee by the Company. The Pass Through Trustee represents and warrants that the Intercreditor Agreement will be duly executed and delivered by one of its officers who is duly authorized to execute and deliver such document on its behalf.

         SECTION 2.07. Conditions Precedent. The obligations of the Pass Through Trustee to participate in the transactions described in Sections 2.03 and 2.04 hereof are subject to (i) receipt by the Pass Through Trustee of a certificate of the Company to the same effect as the certificate of the Company delivered to the Underwriters pursuant to Section 5(c) of the Underwriting Agreement, and (ii) satisfaction or waiver of the conditions for the purchase by the Underwriters of the Pass Through Certificates set forth in Section 5 of the Underwriting Agreement, which satisfaction or waiver for the purposes hereof shall be conclusively demonstrated by the receipt by the Pass Through Trustee of the total proceeds payable by such Underwriters pursuant to the Underwriting Agreement with respect to the 1997-1-B Pass Through Certificates.

         SECTION 2.08. Acceptance of Appointment of Pass Through Trustee. First Security Bank, National Association represents and warrants that it is qualified to serve as Pass Through Trustee and satisfies the criteria specified in Section 10.02 of the Pass Through Agreement for eligibility as a Pass Through Trustee. First Security Bank, National Association hereby agrees to serve as Pass Through Trustee for the Pass Through Certificates and acknowledges its appointment as Pass Through Trustee in accordance with the provisions of, and subject to all of the terms and conditions set forth in, the Pass Through Agreement and this related Series Supplement upon the execution and delivery of this Series Supplement.


                                  ARTICLE III

                        DISTRIBUTION AND RECORD DATES;
                   CERTIFICATE AND SPECIAL PAYMENT ACCOUNTS;
        CONCERNING AUTHENTICATING AGENT, PAYING AGENT AND REGISTRAR AND
                            THE CERTIFICATEHOLDERS

         SECTION 3.01 Distribution Dates. The Regular Distribution Dates are each January 15 and July 15, commencing on July 15, 1997. The Special Distribution Date is any Business Day on which a Special Payment is to be distributed.

         SECTION 3.02. Record Dates. The Record Dates for the Regular Distribution Dates are December 31 and June 30, respectively, and the Record Date for any Special Distribution Date is the fifteenth day preceding such Special Distribution Date, in any event, whether or not such date is a Business Day.

         SECTION 3.03. Certificate Account and Special Payments Account. In accordance with Section 5.01(a) of the Pass Through Agreement and upon receipt of any Scheduled Payment, the Pass Through Trustee shall immediately deposit such Scheduled Payment into the Certificate Account, a separate and non-interest bearing account designated by the Pass Through Trustee to be used for such purpose. In accordance with Section 5.01(b) of the Pass Through Agreement and upon receipt of any Special Payment, the Pass Through Trustee shall immediately deposit such Special Payment into the Special Payments Account, a separate and, except as provided in Section 5.04 of the Pass Through Agreement, non-interest bearing account designated by the Pass Through Trustee to be used for such purpose.

         SECTION 3.04.  Form of Pass Through Certificates.  Subject to Section
2.07 of the Pass Through Agreement, each of the 1997-1-B Pass Through Certificates will be substantially in the form of Exhibit A hereto. The 1997-1-B Pass Through Certificates will be issued pursuant to a book-entry system in the form of one or more Registered Global Certificates and subject to the conditions set forth in the Letter of Representations among the Company, the Pass Through Trustee and The Depository Trust Company.

         SECTION 3.05. Indenture Documents. The related Indenture Documents are listed in Schedule I hereto.

         SECTION 3.06. Appointment of Authenticating Agent; Paying Agent and Registrar. (a) The Pass Through Trustee may appoint an authenticating agent (the "Authenticating Agent") with respect to the Pass Through Certificates which shall be authorized to act on behalf of the Pass Through Trustee to authenticate the Pass Through Certificates issued upon original issue and upon exchange or registration of transfer thereof or pursuant to Section 2.09 of the Pass Through Agreement. Pass Through Certificates so authenticated shall be entitled to the benefits of the Pass Through Agreement and this Series Supplement and shall be valid and obligatory for all purposes as if authenticated by the Pass Through Trustee. Whenever reference is made in the Pass Through Agreement or this Series Supplement to the authentication and delivery of Pass Through Certificates by the Pass Through Trustee or the Pass Through Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Pass Through Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Pass Through Trustee by an Authenticating Agent.

         (b) The Paying Agent, Registrar and Authenticating Agent for the 1997-1-B Pass Through Certificates initially shall be First Security Bank, National Association. First Security Bank, National Association hereby represents and warrants to the Company that it is qualified to serve as Paying Agent, Registrar and Authenticating Agent under the provisions of, and subject to all of the terms and conditions set forth in, the Pass Through Agreement and this related Series Supplement.

            SECTION 3.07. Predelivery Funding and Delayed Equipment Certificates. (a) Predelivery Funding. During the period between the date of issuance of Equipment Certificates by the Owner Trustee in respect of Federal Express Corporation Trust Nos. N670FE, N671FE, N672FE, N673FE, N674FE, N581FE, N583FE and N584FE and the Aircraft Delivery Date for the related Aircraft, such Equipment Certificates will not be secured by such Aircraft or the related Lease, but will be secured by each Collateral Account. Pursuant to the related Indenture, the Indenture Trustee on behalf of the related Owner Trustee will deposit the proceeds from the sale of the related Equipment Certificates into each Collateral Account.

            Sums deposited in each Collateral Account will be invested as set forth in the Related Indenture.

            (b) Delayed Equipment Certificates. If for any reason Equipment Certificates are not available for purchase on the Pass Through Closing Date (as such term is defined in the related Participation Agreement) the Pass Through Trustee shall invest a corresponding amount of the proceeds received from the Underwriters pursuant to the Underwriting Agreement in Specified Investments at the risk and for the benefit of the Company until such Equipment Certificates are available for purchase.

         Sums deposited in each Collateral Account will be invested as set forth in the Related Indenture.

         SECTION 3.08. ERISA. Any Person who is acquiring a Pass Through Certificate will be deemed to represent and warrant that (i) no assets of an employee benefit plan subject to Title I of The Employee Retirement Income Security Act of 1974, as amended ("ERISA") or an individual retirement account or plan subject to Section 4975 of the Code, or any trust established under any such plan or account, have been used to acquire or hold any of the Pass Through Certificates or (ii) that one or more administrative or statutory exemptions from the prohibited transaction rules under Section 406 of ERISA and Section 4975 of the Code applies to its purchase and holding of a Pass Through Certificate such that its purchase and holding of a Pass Through Certificate will not result in a non-exempt prohibited transaction under
Section 406 of ERISA and Section 4975 of the Code.

         SECTION 3.09. Intercreditor Agreement. The 1997-1-B Pass Through Certificates are subject to the Intercreditor Agreement.

         SECTION 3.10. Ranking of Equipment Certificates. The Equipment Certificates will be subject to the ranking and priority as set forth in the related Indenture Documents.

         SECTION 3.11. No Cross-Default or Cross-Collateralization of Equipment Certificates. As set forth in the related Indenture Documents, there are no cross-collateralization provisions or cross-default provisions in respect of the Equipment Certificates.

         SECTION 3.12. Ranking of 1997-1-B Pass Through Certificates. The 1997-1-B Pass Through Certificates will be subject to the ranking and priority as set forth in the Intercreditor Agreement.

         SECTION 3.13. Liquidity Facility. Payments of interest on the 1997-1-B Pass Through Certificates will be supported by a Liquidity Facility to be provided by the Liquidity Provider for the benefit of the Certificateholders.

         SECTION 3.14. Purchase Rights of Certificateholders. The Certificateholders will have the purchase rights, if any, upon the occurrence and during the continuation of a Triggering Event as set forth in the Pass Through Agreement.

         SECTION 3.15. PTC Event of Default. A PTC Event of Default shall have occurred if, for any Pass Through Trust, the Pass Through Trustee shall fail to pay within 10 Business Days of the due date thereof (i) the outstanding Pool Balance of the 1997-1-B Pass Through Certificates on the
Final Legal Distribution Date or (ii) interest due on the 1997-1 Pass Through Certificates on any Regular Distribution Date unless the Subordination Agent has made an Interest Drawing in an amount sufficient to pay such interest and has distributed such amount to the Certificateholders. Any failure by the Pass Through Trustee to make expected principal distributions on the 1997-1-B Pass Through Certificates on any Regular Distribution Date (other than the Final Legal Distribution Date) will not be a PTC Event of Default.


                                  ARTICLE IV

                                 MISCELLANEOUS

         SECTION 4.01.  Governing Law; Counterpart Form.  AS PROVIDED IN
SECTION 13.14 OF THE PASS THROUGH AGREEMENT, THIS SERIES SUPPLEMENT AND EACH 1997-1-B PASS THROUGH CERTIFICATE SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

         This Series Supplement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         SECTION 4.02. Reports by the Company. In addition to the reports required to be provided by the Company pursuant to Section 4.03 of the Pass Through Agreement, the Company agrees to furnish to the Pass Through Trustee from time to time, such other financial information as the Pass Through Trustee may reasonably request.

         SECTION 4.03. Modification and Ratification of Pass Through Agreement. The Pass Through Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Series Supplement as if set forth in full herein, and is in all respects ratified and confirmed, as supplemented and modified by this Series Supplement.

         SECTION 4.04. Termination. In no event shall this Pass Through Trust continue beyond the expiration of 21 years after the death of the last survivor of George Pataki, Governor of New York State, living on the date of this Series Supplement.

         IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized, all on the day and year first above written.


                               FEDERAL EXPRESS CORPORATION


                               By: _________________________________________
                                   Name:  Robert D. Henning
                                   Title: Assistant Treasurer and Managing
                                          Director - Structured Finance



                               FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                                 not in its individual capacity, except as otherwise expressly provided herein, but solely as Pass Through Trustee


                               By: _________________________________________
                                   Name: Greg A. Hawley
                                   Title: Vice President




                                                                    Exhibit A
                                                                           to
                                                            Series Supplement

                       FORM OF PASS THROUGH CERTIFICATE

            THIS IS A REGISTERED GLOBAL CERTIFICATE REFERRED TO IN
               SECTION 2.12 OF THE PASS THROUGH TRUST AGREEMENT.

   Unless this pass through certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Pass Through Trustee or its agent for registration or transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE THEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

           FEDERAL EXPRESS CORPORATION PASS THROUGH TRUST, 1997-1-B

                   1997-1 Pass Through Certificate, Class B

                                CUSIP 31331FAV3

              Final Expected Distribution Date: January 15, 2018 evidencing a fractional undivided interest in a pass through trust.

Certificate No. _______

          Applicable interest rate on Equipment Certificates held in
                     Pass Through Trust, 1997-1-B:  7.52%.

   $___________ Fractional Undivided Interest representing _______ of the Pass Through Trust per $1,000 face amount.

         THIS CERTIFIES THAT CEDE & CO., for value received, is the registered owner of a $_________ (_____________ dollars) Fractional Undivided Interest in the Federal Express Corporation Pass Through Trust, 1997-1-B (the "Pass Through Trust") created and declared by First Security Bank, National Association, as pass through trustee (the "Pass Through Trustee"), pursuant to the Pass Through Trust Agreement dated as of May 1, 1997 (the "Pass Through Agreement"), as supplemented by Series Supplement 1997-1-B thereto dated May __, 1997 (the "Series Supplement") between the Pass Through Trustee and Federal Express Corporation, a Delaware corporation (the "Company"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Pass Through Agreement and the Series Supplement.

         This Pass Through Certificate is one of the duly authorized Pass Through Certificates designated as "Federal Express Corporation 1997-1 Pass Through Certificates, Class B." This Pass Through Certificate is issued under and is subject to the terms, provisions, and conditions of the Pass Through Agreement, the Series Supplement and the Intercreditor Agreement, to which the Certificateholder of this Pass Through Certificate by virtue of the acceptance hereof assents and by which such Certificateholder is bound. The property of the Pass Through Trust includes (i) the Equipment Certificates held in such Pass Through Trust, (ii) the rights of such Pass Through Trust under the Intercreditor Agreement (including all monies receivable in respect of such rights), (iii) all monies receivable under the Liquidity Facility for such Pass Through Trust, and (iv) funds from time to time deposited with the Pass Through Trustee in accounts relating to such Pass Through Trust. (the "Trust Property"). Each series of Equipment Certificates is secured by a security interest in (A) an aircraft leased to or, in the case of the Airbus A300F4-605R Aircraft, owned by the Company and, in the case of a leased aircraft, an assignment of the rights of the Related Owner Trustee with respect to such aircraft, including the right to receive rent and other amounts payable under the related Lease or Indenture with respect to such aircraft or (B) a collateral account holding Specified Investments purchased with the proceeds of the sale of such series of Equipment Certificates. Each of the Pass Through Certificates represents a Fractional Undivided Interest in the Pass Through Trust and the Trust Property, and has no rights, benefits or interests in respect of any other separate trust established pursuant to the terms of the Pass Through Agreement for any other class of Pass Through Certificates issued pursuant thereto.

   Subject to and in accordance with the terms of the Pass Through Agreement, the Series Supplement and the Intercreditor Agreement, from funds then available to the Pass Through Trustee, there will be distributed on each January 15 and July 15 (a "Regular Distribution Date"), commencing on July 15, 1997, to the Person in whose name this Pass Through Certificate is registered at the close of business on the 15th day preceding the applicable Regular Distribution Date, an amount in respect of the Scheduled Payments on the Equipment Certificates due on such Regular Distribution Date, equal to the product of the percentage interest in the Pass Through Trust evidenced by this Pass Through Certificate and an amount equal to the sum of such Scheduled Payments.

   Subject to and in accordance with the terms of the Pass Through Agreement, the Series Supplement and the Intercreditor Agreement, if Special Payments on the Equipment Certificates are received by the Pass Through Trustee, from funds then available to the Pass Through Trustee, there shall be distributed on the applicable Special Distribution Date, to the Person in whose name this Pass Through Certificate is registered at the close of business on the 15th day preceding such Special Distribution Date, an amount in respect of such Special Payments on the Equipment Certificates, equal to the product of the percentage interest in the Pass Through Trust evidenced by this Pass Through Certificate and an amount equal to the sum of such Special Payments so received.

   If a Distribution Date is not a Business Day, distribution shall be made on the immediately following Business Day with the same force and effect as if made on such Distribution Date and no interest shall accrue during the intervening period. The Special Distribution Date shall be any Business Day on which a Special Payment is to be distributed.

   Distributions on this Pass Through Certificate will be made by the Pass Through Trustee to the Person entitled thereto, without the presentation or surrender of this Pass Through Certificate or the making of any notation hereon. Except as otherwise provided in the Pass Through Agreement and notwithstanding the above, the final distribution on this Pass Through Certificate will be made after notice is mailed by the Pass Through Trustee of the pendency of such distribution and only upon presentation and surrender of this Pass Through Certificate at the office or agency of the Pass Through Trustee specified in such notice.

   Any Person acquiring this Pass Through Certificate will be deemed to represent and warrant that (i) no assets of an employee benefit plan subject to Title I of The Employee Retirement Income Security Act of 1974, as amended ("ERISA") or an individual retirement account or plan subject to Section 4975 of the Code, or any trust established under any such plan or account, have been used to acquire or hold any of the Pass Through Certificates or (ii) that one or more administrative or statutory exemptions from the prohibited transaction rules under Section 406 of ERISA and Section 4975 of the Code applies to its purchase and holding of this Pass Through Certificate such that its purchase and holding of this Pass Through Certificate will not result in a non-exempt prohibited transaction under Section 406 of ERISA and Section 4975 of the Code.

   This Pass Through Certificate shall be governed by and construed in accordance with the laws of the State of New York.

   Reference is hereby made to the further provisions of this Pass Through Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

   Unless the certificate of authentication hereon has been executed by the Pass Through Trustee, by manual signature, this Pass Through Certificate shall not be entitled to any benefit under the Pass Through Trust or be valid for any purpose.

   IN WITNESS WHEREOF, the Pass Through Trustee has caused this Pass Through Certificate to be duly executed.


                               FEDERAL EXPRESS CORPORATION
                               PASS THROUGH TRUST, 1997-1-B

                               FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                                 not in its individual capacity, except as otherwise expressly provided herein, but solely as Pass Through Trustee



                               By: __________________________________________
                                   Authorized Signatory



      [FORM OF THE PASS THROUGH TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

Dated:  May ___, 1997

   This is one of the Pass Through Certificates referred to in the within-mentioned Pass Through Agreement and the Series Supplement.


                               FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                                 not in its individual capacity, except as otherwise expressly provided herein, but solely as Pass Through Trustee



                               By: __________________________________________
                                   Authorized Signatory



                     [Reverse of Pass Through Certificate]

   The Pass Through Certificates do not represent a direct obligation of, or an obligation guaranteed by, or an interest in, the Company or the Pass Through Trustee or any affiliate thereof. The Pass Through Certificates are limited in right of payment, all as more specifically set forth on the face hereof and in the Pass Through Agreement, the Intercreditor Agreement and the Series Supplement. Subject to the Intercreditor Agreement, all payments or distributions made to Certificateholders under the Pass Through Agreement shall be made only from the Trust Property and only to the extent that the Pass Through Trustee shall have sufficient income or proceeds from the Trust Property to make such payments in accordance with the terms of the Pass Through Agreement and the Series Supplement. Each Certificateholder of this Pass Through Certificate, by its acceptance hereof, agrees that it will look solely to the income and proceeds from the Trust Property to the extent available for distribution to such Certificateholder as provided in the Pass Through Agreement, the Intercreditor Agreement and the Series Supplement.

   In connection with withholding taxes, under certain circumstances the Pass Through Trustee may retain certain amounts otherwise distributable to a Certificateholder. The purchase by any Certificateholder of any Pass Through Certificate constitutes the consent of such Certificateholder to such retention in accordance with the terms of the Pass Through Agreement.

   This Pass Through Certificate does not purport to summarize the Pass Through Agreement, the Intercreditor Agreement and the Series Supplement and reference is made to the Pass Through Agreement, the Intercreditor Agreement and the Series Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby. A copy of the Pass Through Agreement, the Intercreditor Agreement and the Series Supplement may be examined by any Certificateholder upon request during normal business hours at the principal office of the Pass Through Trustee, and at such other places designated by the Pass Through Trustee.

   As of the date of issuance of this Pass Through Certificate, and assuming that no prepayment or default in respect of payment on the Equipment Certificates shall occur, the aggregate scheduled repayments of principal on the Equipment Certificates for the Pass Through Trust and the resulting Pool Factors for the Pass Through Trust after taking into account each such repayment are set forth below:

                              Class B Trust
                          Equipment Certificates
       Regular              Scheduled Payments
  Distribution Date            of Principal           Expected Pool Factor
---------------------     ----------------------      --------------------

May 28, 1997                              0                1.00000000
July 15, 1997                             0                1.00000000
January 15, 1998                 $1,171,776                 0.9898810
July 15, 1998                             0                 0.9898810
January 15, 1999                  1,947,506                 0.9730632
July 15, 1999                             0                 0.9730632
January 15, 2000                  2,347,516                 0.9527910
July 15, 2000                             0                 0.9527910
January 15, 2001                  2,347,516                 0.9325189
July 15, 2001                             0                 0.9325189
January 15, 2002                  2,347,516                 0.9122467
July 15, 2002                             0                 0.9122467
January 15, 2003                  2,075,927                 0.8943199
July 15, 2003                       271,589                 0.8919746
January 15, 2004                  1,800,026                 0.8764303
July 15, 2004                       547,490                 0.8717024
January 15, 2005                  1,518,492                 0.8585893
July 15, 2005                       829,030                 0.8514302
January 15, 2006                  1,666,446                 0.8370395
July 15, 2006                       681,072                 0.8311580
January 15, 2007                  3,469,888                 0.8011935
July 15, 2007                       280,600                 0.7987704
January 15, 2008                  4,599,212                 0.7590535
July 15, 2008                             0                 0.7590535
January 15, 2009                  9,247,657                 0.6791947
July 15, 2009                             0                 0.6791947
January 15, 2010                 13,818,441                 0.5598644
July 15, 2010                             0                 0.5598644
January 15, 2011                 24,124,500                 0.3515354
July 15, 2011                             0                 0.3515354
January 15, 2012                 21,710,472                 0.1640529
July 15, 2012                             0                 0.1640529
January 15, 2013                  6,077,266                 0.1115722
July 15, 2013                             0                 0.1115722
January 15, 2014                          0                 0.1115722
July 15, 2014                             0                 0.1115722
January 15, 2015                          0                 0.1115722
July 15, 2015                             0                 0.1115722
January 15, 2016                    548,889                 0.1068322
July 15, 2016                             0                 0.1068322
January 15, 2017                  2,408,507                 0.0860344
July 15, 2017                             0                 0.0860334
January 15, 2018                  9,262,666                 0.0000000

   Each Certificateholder of this Pass Through Certificate by its acceptance hereof, acknowledges that the terms of the Participation Agreement, the Lease and the Indenture as they relate to two of the aircraft may differ from the terms set forth or incorporated by reference in this Pass Through Certificate.

   The Pass Through Agreement, the Intercreditor Agreement and the Series Supplement permit, with certain exceptions provided therein, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Pass Through Trust at any time by the Company and the Pass Through Trustee with the consent of the Majority
In Interest of Certificateholders in the Pass Through Trust. Any such consent by the Certificateholder of this Pass Through Certificate shall be conclusive and binding on such Certificateholder and upon all future Certificateholders of this Pass Through Certificate and of any Pass Through Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Pass Through Certificate. The Pass Through Agreement, the Intercreditor Agreement and the Series Supplement also permit the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders of any of the Pass Through Certificates.

   As provided in the Pass Through Agreement and the Series Supplement and subject to certain limitations set forth therein, the transfer of this Pass Through Certificate is registrable in the Register upon surrender of this Pass Through Certificate for registration of transfer to the Pass Through Trustee in its capacity as Registrar, or by any successor Registrar, duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Pass Through Trustee and the Registrar duly executed by the Certificateholder hereof or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Pass Through Certificates of authorized denominations evidencing the same aggregate Fractional Undivided Interest in the Pass Through Trust will be issued to the designated transferee or transferees.

   The Pass Through Certificates are issuable only as registered Pass Through Certificates without coupons in minimum denominations of $1,000 fractional undivided interests and integral multiples thereof. As provided in the Pass Through Agreement and the Series Supplement and subject to certain limitations set forth therein, the Pass Through Certificates are exchangeable for new Pass Through Certificates of authorized denominations evidencing the same aggregate Fractional Undivided Interest in the Pass Through Trust, as requested by the Certificateholder surrendering the same.

   No service charge will be made for any such registration of transfer or exchange, but the Pass Through Trustee may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

   The Pass Through Trustee, the Registrar, and any agent of the Pass Through Trustee or the Registrar may treat the person in whose name this Pass Through Certificate is registered as the owner hereof for all purposes, and neither the Pass Through Trustee, the Registrar, nor any such agent shall be affected by any notice to the contrary.

   The obligations and responsibilities created by the Pass Through Agreement and the Series Supplement and the Pass Through Trust created thereby shall terminate upon the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Pass Through Agreement, the Intercreditor Agreement and the Series Supplement and the disposition of all property held as part of the Trust Property.


                                                                   Schedule I
                                                                           to
                                                            Series Supplement


                          Federal Express Corporation
                         Pass Through Trust, 1997-1-B

                                    Class B

                            Equipment Certificates;
                          Related Indenture Documents

1. Equipment Certificates (Federal Express Corporation Trust No. N581FE):

   Interest Rate:    7.52%
   Maturity:         January 15, 2013
   Principal Amount: $13,210,000

   Related Indenture Documents:

   Trust Indenture and Security Agreement (Federal Express Corporation Trust No. N581FE) dated as of May 1, 1997, between Wilmington Trust Company, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee;

   Participation Agreement (Federal Express Corporation Trust No. N581FE) dated as of May 1, 1997, among Federal Express Corporation, as Lessee, AmSouth Leasing, Ltd. and BTM Funding Corporation, as Owner Participants, Wilmington Trust Company, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Pass Through Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Subordination Agent;

   Trust Agreement (Federal Express Corporation Trust No. N581FE) dated as of May 1, 1997, among AmSouth Leasing, Ltd. and BTM Funding Corporation, as Owner Participants, and Wilmington Trust Company;

   Lease Agreement (Federal Express Corporation Trust No. N581FE) dated as of May 1, 1997, between Wilmington Trust Company, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee and Lessor, and Federal Express Corporation, as Lessee; and

   Owner Participant Guaranty (Federal Express Corporation Trust No. N581FE) dated May 28, 1997, by AmSouth Bank of Alabama, as the Owner Participant Guarantor in favor of the Lessee, the Owner Trustee, the Indenture Trustee and the Pass Through Trustee.

   Owner Participant Guaranty (Federal Express Corporation Trust No. N581FE) dated May 28, 1997, by BTM Capital Corporation, as the Owner Participant Guarantor in favor of the Lessee, the Owner Trustee, the Indenture Trustee and the Pass Through Trustee.


2. Equipment Certificates (Federal Express Corporation Trust No. N583FE):

   Interest Rate:    7.52%
   Maturity:         January 15, 2016
   Principal Amount: $12,811,000

   Related Indenture Documents:

   Trust Indenture and Security Agreement (Federal Express Corporation Trust No. N583FE) dated as of May 1, 1997, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee;

   Participation Agreement (Federal Express Corporation Trust No. N583FE) dated as of May 1, 1997, among Federal Express Corporation, as Lessee and Initial Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Pass Through Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Subordination Agent;

   Trust Agreement (Federal Express Corporation Trust No. N583FE) dated as of May 1, 1997, between Federal Express Corporation, as Initial Owner Participant, and State Street Bank and Trust Company of Connecticut, National Association; and

   Lease Agreement (Federal Express Corporation Trust No. N583FE) dated as of May 1, 1997, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee and Lessor, and Federal Express Corporation, as Lessee.


3. Equipment Certificates (Federal Express Corporation Trust No. N584FE):

   Interest Rate:    7.52%
   Maturity:         January 15, 2017
   Principal Amount: $13,616,000

   Related Indenture Documents:

   Trust Indenture and Security Agreement (Federal Express Corporation Trust No. N584FE) dated as of May 1, 1997, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee;

   Participation Agreement (Federal Express Corporation Trust No. N584FE) dated as of May 1, 1997, among Federal Express Corporation, as Lessee and Initial Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Pass Through Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Subordination Agent;

   Trust Agreement (Federal Express Corporation Trust No. N584FE) dated as of May 1, 1997, between Federal Express Corporation, as Initial Owner Participant, and State Street Bank and Trust Company of Connecticut, National Association; and

   Lease Agreement (Federal Express Corporation Trust No. N584FE) dated as of May 1, 1997, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee and Lessor, and Federal Express Corporation, as Lessee.


4. Equipment Certificates (Federal Express Corporation Trust No. N587FE):

   Interest Rate:    7.52%
   Maturity:         January 15, 2010
   Principal Amount: $13,796,000

   Related Indenture Documents:

   Trust Indenture and Security Agreement (Federal Express Corporation Trust No. N587FE) dated as of December 1, 1996, as amended and restated as of May 1, 1997, between Wilmington Trust Company, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee;

   Trust Indenture and Security Agreement Supplement No. 1 (Federal Express Corporation Trust No. N587FE) dated December 13, 1996, between Wilmington Trust Company, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee;

   Participation Agreement (Federal Express Corporation Trust No. N587FE) dated as of December 1, 1996, as amended and restated as of May 1, 1997, among Federal Express Corporation, as Lessee, CMCA Lease, Inc. and Norwest Bank Minnesota, National Association, as Owner Participants, Wilmington Trust Company, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, State Street Bank and Trust Company, not in its individual capacity, except as otherwise provided therein, but solely as Original Indenture Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Pass Through Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Subordination Agent, and Morgan Guaranty Trust Company of New York, as Original Loan Participant;

   Trust Agreement (Federal Express Corporation Trust No. N587FE) dated as of December 1, 1996, as amended and restated as of May 1, 1997, among CMCA Lease, Inc. and Norwest Bank Minnesota, National Association, as Owner Participants, and Wilmington Trust Company;

   Lease Agreement (Federal Express Corporation Trust No. N587FE) dated as of December 1, 1996, as amended and restated as of May 1, 1997, between Wilmington Trust Company, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee and Lessor, and Federal Express Corporation, as Lessee;

   Lease Supplement No. 1 (Federal Express Corporation Trust No. N587FE) dated December 13, 1996, between Wilmington Trust Company, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee and Lessor, and Federal Express Corporation, as Lessee; and

   Owner Participant Guaranty (Federal Express Corporation Trust No. N587FE) dated December 13, 1996, as amended and restated as of May 28, 1997, by Comerica Bank, as the Owner Participant Guarantor in favor of the Lessee, the Owner Trustee, the Indenture Trustee and the Pass Through Trustee.


5. Equipment Certificates (Federal Express Corporation Trust No. N670FE):

   Interest Rate:    7.52%
   Maturity:         January 15, 2018
   Principal Amount: $12,507,000

   Related Indenture Documents:

   Trust Indenture and Security Agreement (Federal Express Corporation Trust No. N670FE) dated as of May 1, 1997, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee;

   Participation Agreement (Federal Express Corporation Trust No. N670FE) dated as of May 1, 1997, among Federal Express Corporation, as Lessee, PMCC Leasing Corporation, as Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Pass Through Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Subordination Agent;

   Trust Agreement (Federal Express Corporation Trust No. N670FE) dated as of May 1, 1997, between PMCC Leasing Corporation, as Owner Participant, and State Street Bank and Trust Company of Connecticut, National Association;

   Lease Agreement (Federal Express Corporation Trust No. N670FE) dated as of May 1, 1997, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee and Lessor, and Federal Express Corporation, as Lessee; and

   Owner Participant Guaranty (Federal Express Corporation Trust No. N670FE) dated May 28, 1997, by Philip Morris Capital Corporation, as the Owner Participant Guarantor in favor of the Lessee, the Owner Trustee, the Indenture Trustee and the Pass Through Trustee.


6. Equipment Certificates (Federal Express Corporation Trust No. N671FE):

   Interest Rate:    7.52%
   Maturity:         January 15, 2018
   Principal Amount: $12,507,000

   Related Indenture Documents:

   Trust Indenture and Security Agreement (Federal Express Corporation Trust No. N671FE) dated as of May 1, 1997, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee;

   Participation Agreement (Federal Express Corporation Trust No. N671FE) dated as of May 1, 1997, among Federal Express Corporation, as Lessee, PMCC Leasing Corporation, as Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Pass Through Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Subordination Agent;

   Trust Agreement (Federal Express Corporation Trust No. N671FE) dated as of May 1, 1997, between PMCC Leasing Corporation, as Owner Participant, and State Street Bank and Trust Company of Connecticut, National Association;

   Lease Agreement (Federal Express Corporation Trust No. N671FE) dated as of May 1, 1997, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee and Lessor, and Federal Express Corporation, as Lessee; and

   Owner Participant Guaranty (Federal Express Corporation Trust No. N671FE) dated May 28, 1997, by Philip Morris Capital Corporation, as the Owner Participant Guarantor in favor of the Lessee, the Owner Trustee, the Indenture Trustee and the Pass Through Trustee.


7. Equipment Certificates (Federal Express Corporation Trust No. N672FE):

   Interest Rate:    7.52%
   Maturity:         January 15, 2018
   Principal Amount: $12,515,000

   Related Indenture Documents:

   Trust Indenture and Security Agreement (Federal Express Corporation Trust No. N672FE) dated as of May 1, 1997, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee;

   Participation Agreement (Federal Express Corporation Trust No. N672FE) dated as of May 1, 1997, among Federal Express Corporation, as Lessee, PMCC Leasing Corporation, as Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Pass Through Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Subordination Agent;

   Trust Agreement (Federal Express Corporation Trust No. N672FE) dated as of May 1, 1997, between PMCC Leasing Corporation, as Owner Participant, and State Street Bank and Trust Company of Connecticut, National Association;

   Lease Agreement (Federal Express Corporation Trust No. N672FE) dated as of May 1, 1997, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee and Lessor, and Federal Express Corporation, as Lessee; and

   Owner Participant Guaranty (Federal Express Corporation Trust No. N672FE) dated May 28, 1997, by Philip Morris Capital Corporation, as the Owner Participant Guarantor in favor of the Lessee, the Owner Trustee, the Indenture Trustee and the Pass Through Trustee.


8. Equipment Certificates (Federal Express Corporation Trust No. N673FE):

   Interest Rate:    7.52%
   Maturity:         January 15, 2018
   Principal Amount: $12,408,000

   Related Indenture Documents:

   Trust Indenture and Security Agreement (Federal Express Corporation Trust No. N673FE) dated as of May 1, 1997, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee;

   Participation Agreement (Federal Express Corporation Trust No. N673FE) dated as of May 1, 1997, among Federal Express Corporation, as Lessee, PMCC Leasing Corporation, as Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Pass Through Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Subordination Agent;

   Trust Agreement (Federal Express Corporation Trust No. N673FE) dated as of May 1, 1997, between PMCC Leasing Corporation, as Owner Participant, and State Street Bank and Trust Company of Connecticut, National Association;

   Lease Agreement (Federal Express Corporation Trust No. N673FE) dated as of May 1, 1997, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee and Lessor, and Federal Express Corporation, as Lessee; and

   Owner Participant Guaranty (Federal Express Corporation Trust No. N673FE) dated May 28, 1997, by Philip Morris Capital Corporation, as the Owner Participant Guarantor in favor of the Lessee, the Owner Trustee, the Indenture Trustee and the Pass Through Trustee.


9. Equipment Certificates (Federal Express Corporation Trust No. N674FE):

   Interest Rate:    7.52%
   Maturity:         January 15, 2018
   Principal Amount: $12,430,000

   Related Indenture Documents:

   Trust Indenture and Security Agreement (Federal Express Corporation Trust No. N674FE) dated as of May 1, 1997, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee;

   Participation Agreement (Federal Express Corporation Trust No. N674FE) dated as of May 1, 1997, among Federal Express Corporation, as Lessee, PMCC Leasing Corporation, as Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Pass Through Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Subordination Agent;

   Trust Agreement (Federal Express Corporation Trust No. N674FE) dated as of May 1, 1997, between PMCC Leasing Corporation, as Owner Participant, and State Street Bank and Trust Company of Connecticut, National Association;

   Lease Agreement (Federal Express Corporation Trust No. N674FE) dated as of May 1, 1997, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee and Lessor, and Federal Express Corporation, as Lessee; and

   Owner Participant Guaranty (Federal Express Corporation Trust No. N674FE) dated May 28, 1997, by Philip Morris Capital Corporation, as the Owner Participant Guarantor in favor of the Lessee, the Owner Trustee, the Indenture Trustee and the Pass Through Trustee.


                                                                   Schedule II
                                                                            to
                                                             Series Supplement


                     Cut-Off Date for each of the Aircraft


Federal Express Corporation     Manufacturer's Serial
         Trust No.                      Number               Cut-Off Date
----------------------------    ----------------------    -------------------
           N670FE                        777               September 1, 1997
           N671FE                        778               September 18, 1997
           N672FE                        779               November 17, 1997
           N673FE                        780               December 10, 1997
           N674FE                        781               December 22, 1997
           N581FE                       48419              September 15, 1997
           N583FE                       48421              December 15, 1997
           N584FE                       48436              April 15, 1998






                          SERIES SUPPLEMENT 1997-1-C

                              Dated May 28, 1997


                                    between

                   FIRST SECURITY BANK, NATIONAL ASSOCIATION
                            as Pass Through Trustee,


                                      and


                          FEDERAL EXPRESS CORPORATION

                                      to

                         PASS THROUGH TRUST AGREEMENT
                            Dated as of May 1, 1997


                                 $129,185,000

                          Federal Express Corporation
                         Pass Through Trust, 1997-1-C

                          Federal Express Corporation
                       1997-1 Pass Through Certificates,
                                    Class C

___________________________________________________________________________




                               TABLE OF CONTENTS


                                                                          Page


RECITALS.............................................................     1

                                   ARTICLE I

                              CERTAIN DEFINITIONS

                                  ARTICLE II

                        DESIGNATIONS; TRUST FORMATION;
                     ISSUANCE OF PASS THROUGH CERTIFICATES

   SECTION 2.01.  Designations; Aggregate Amount...........................  5
   SECTION 2.02.  Declaration of Trust; Authorization......................  5
   SECTION 2.03.  Issuance of Pass Through Certificates....................  6
   SECTION 2.04.  Purchase of Equipment Certificates.......................  6
   SECTION 2.05.  Representations and Warranties of the Company............  6
   SECTION 2.06.  The Intercreditor Agreement..............................  6
   SECTION 2.07.  Conditions Precedent.....................................  6
   SECTION 2.08.  Acceptance of Appointment of Pass Through Trustee........  7

                                  ARTICLE III

                        DISTRIBUTION AND RECORD DATES;
                   CERTIFICATE AND SPECIAL PAYMENT ACCOUNTS;
        CONCERNING AUTHENTICATING AGENT, PAYING AGENT AND REGISTRAR AND
                            THE CERTIFICATEHOLDERS

   SECTION 3.01   Distribution Dates.......................................  7
   SECTION 3.02.  Record Dates.............................................  7
   SECTION 3.03.  Certificate Account and Special Payments Account.........  7
   SECTION 3.04.  Form of Pass Through Certificates........................  8
   SECTION 3.05.  Indenture Documents......................................  8
   SECTION 3.06.  Appointment of Authenticating Agent; Paying Agent and
                    Registrar..............................................  8
   SECTION 3.07.  Predelivery Funding......................................  8
   SECTION 3.08.  ERISA....................................................  9
   SECTION 3.09.  Intercreditor Agreement..................................  9
   SECTION 3.10.  Ranking of Equipment Certificates........................  9
   SECTION 3.11.  No Cross-Default or Cross-Collateralization of Equipment
                    Certificates...........................................  9
   SECTION 3.12.  Ranking of 1997-1-C Pass Through Certificates............  9
   SECTION 3.13.  Liquidity Facility.......................................  9
   SECTION 3.14.  Purchase Rights of Certificateholders....................  9
   SECTION 3.15.  PTC Event of Default.....................................  9

                                  ARTICLE IV

                                 MISCELLANEOUS

   SECTION 4.01.  Governing Law; Counterpart Form.......................... 10
   SECTION 4.02.  Reports by the Company................................... 10
   SECTION 4.03.  Modification and Ratification of Pass Through Agreement.. 10
   SECTION 4.04.  Termination.............................................. 10

   EXHIBIT A         Form of Pass Through Certificate

   SCHEDULE I        Equipment Certificates; related Indenture Documents
   SCHEDULE II       Cut-Off Date for each of the Aircraft




                          SERIES SUPPLEMENT 1997-1-C


         SERIES SUPPLEMENT 1997-1-C, dated May 28, 1997 (this "Series Supplement"), between FEDERAL EXPRESS CORPORATION, a Delaware corporation (the "Company") and FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, as Pass Through Trustee (the "Pass Through Trustee"), to the Pass Through Trust Agreement, dated as of May 1, 1997 (the "Pass Through Agreement"), between the Company and the Pass Through Trustee.


                                 RECITALS

         WHEREAS, capitalized terms used herein shall have the respective meanings set forth or referred to in Article I hereof;

         WHEREAS, Section 2.01 of the Pass Through Agreement provides, among other things, that the Company and the Pass Through Trustee may execute and deliver one or more series supplements, each for the purpose of forming a separate pass through trust for the benefit of the certificateholders of the class of pass through certificates to be issued pursuant to such pass through trust, appointing an institution to act as Pass Through Trustee if different from the institution executing the Pass Through Agreement, establishing certain terms of such pass through certificates, and pursuant to which the pass through certificates of such class shall be executed and authenticated by the Pass Through Trustee and delivered as directed by the Company;

         WHEREAS, pursuant to the Participation Agreements, the Company has agreed to cause the Equipment Certificates to be issued and sold to the Pass Through Trustee, and the Pass Through Trustee has agreed to purchase the Equipment Certificates, which will be held in trust as Trust Property for the benefit of the Certificateholders;

         WHEREAS, in order to facilitate such sale, the Company has agreed, pursuant to the Underwriting Agreement, to cause the Pass Through Trustee to issue and sell the Pass Through Certificates to the Underwriters;

         WHEREAS, pursuant to the Pass Through Agreement and the terms of this Series Supplement, the Pass Through Trustee will execute, authenticate and deliver the Pass Through Certificates to the Underwriters upon receipt by the Pass Through Trustee of the purchase price therefor, which will be applied in accordance with this Series Supplement to purchase the Equipment Certificates;

         WHEREAS, the Pass Through Trustee hereby declares the creation of this Pass Through Trust for the benefit of the Certificateholders, and the initial Certificateholders of such Pass Through Certificates, as the grantors of such Pass Through Trust, by their respective acceptances of such Pass Through Certificates, join in the creation of such Pass Through Trust;

         WHEREAS, to facilitate the sale of the Equipment Certificates to, and the purchase of the Equipment Certificates by, the Pass Through Trustee on behalf of this Pass Through Trust, the Company has duly authorized the execution and delivery of this Series Supplement as the "issuer," as such term is defined in and solely for purposes of the Securities Act, of the Pass Through Certificates and as the "obligor," as such term is defined in and solely for purposes of the Trust Indenture Act, with respect to all such Pass Through Certificates; and

         WHEREAS, this Series Supplement is subject to the provisions of the Trust Indenture Act and shall, to the extent applicable, be governed by such provisions;

         IT IS HEREBY COVENANTED AND AGREED by and between the parties hereto as follows:


                                 ARTICLE I

                            CERTAIN DEFINITIONS

         All terms used in this Series Supplement that are defined in the Pass Through Agreement, either directly or by reference therein, have the meanings assigned to them therein as supplemented by this Article I, if applicable, except to the extent the context requires otherwise. Any such defined term that is defined in the Pass Through Agreement as relating to a particular Pass Through Trust or Class rather than to any Pass Through Trust or Class generally shall, when used in this Series Supplement, relate solely to the Federal Express Corporation Pass Through Trust, 1997-1-C, or the Federal Express Corporation 1997-1 Pass Through Certificates, Class C, as the case may be, whether or not expressly so stated herein.

         "Aircraft" means four McDonnell Douglas MD-11F aircraft and five Airbus A300F4-605R aircraft, including the Engines (as such term is defined in the related Participation Agreement) relating thereto, leased, or expected to be leased, by the related Owner Trustee to the Company pursuant to one of nine separate Leases, and, collectively, means all of the foregoing.

         "Aircraft Delivery Date" means, for each Aircraft, the date on which such Aircraft is delivered and sold to the Lessor (as such term is defined in the related Participation Agreement) and leased by the Lessor to the Lessee (as such term is defined in the related Participation Agreement) under the Lease (as such term is defined in the related Participation Agreement), which date shall also be the date of the initial Lease Supplement (as such term is defined in the related Participation Agreement).

         "Authenticating Agent" has the meaning set forth in Section 3.06 hereof.

         "Certificate Account" means the Certificate Account specified in
Section 3.03 hereof.

         "Certificateholders" means the Certificateholders of the Class of Pass Through Certificates designated in Section 2.01 hereof.

         "Collateral Account" means each of the Collateral Accounts established pursuant to the Indentures for each of Federal Express Corporation Trust Nos. N581FE, N583FE, N584FE, N670FE, N671FE, N672FE, N673FE and N674FE into which the proceeds of sale of the related Equipment Certificates will be deposited respectively.

         "Cut-Off Date" means the date listed on Schedule II hereto for each Aircraft.

         "Delivery Date" means, for any Equipment Certificates, the Refunding Date or the Pass Through Closing Date (as such term is defined in the related Participation Agreement) for such Equipment Certificates.

         "Equipment Certificates" means those Equipment Trust Certificates listed in Schedule I hereto.

         "Final Expected Distribution Date" means January 15, 2014.

         "Intercreditor Agreement" means the Intercreditor Agreement dated as of May 1, 1997 among the Pass Through Trustee, the Liquidity Provider (as defined therein) and the Subordination Agent.

         "Issuance Date" means the date defined as the Closing Time in the Underwriting Agreement.

         "Participation Agreements" means those Participation Agreements listed in Schedule I hereto.

         "Pass Through Certificates" means the Pass Through Certificates designated in Section 2.01 hereof.

         "Pass Through Trust," "this Pass Through Trust" and other like words means the Pass Through Trust designated in Section 2.01 hereof.

         "Paying Agent" means the Person specified as such in Section 3.06 hereof.

         "Pool Balance" means, for any Pass Through Trust or for the Pass Through Certificates issued by any Pass Through Trust, as of any date, the original aggregate face amount of the Pass Through Certificates of such Pass Through Trust less the aggregate amount of all payments on such Pass Through Certificates other than payments made in respect of interest or premium or reimbursement of any costs and expenses in connection therewith. The Pool Balance for each Pass Through Trust as of any Regular Distribution Date or Special Distribution Date will be computed after giving effect to the payment of principal, if any, on the Equipment Certificates or other Trust Property held in such Pass Through Trust and the distribution thereof being made on that date.

         "Pool Factor" means, for any Pass Through Trust as of any Regular Distribution Date or Special Distribution Date the quotient (rounded to the seventh decimal place) computed by dividing (i) the Pool Balance by (ii) the original aggregate face amount of the Pass Through Certificates of the related Class. The Pool Factor for each Pass Through Trust as of any Regular Distribution Date or Special Distribution Date will be computed after giving effect to the payment of principal, if any, on such Equipment Certificates or other Trust Property held in such Pass Through Trust and the distribution thereof being made on that date.

         "PTC Event of Default" has the meaning set forth in Section 3.15 hereof.

         "Record Date" means any Record Date specified in Section 3.02 hereof.

         "Registrar" means the Person specified as such in Section 3.06 hereof.

         "Regular Distribution Date" means any Regular Distribution Date specified in Section 3.01 hereof.

         "Special Distribution Date" means, for any Special Payment, the Special Distribution Date for such Special Payment specified in Section 3.01 hereof.

         "Special Payments Account" means the Special Payments Account specified in Section 3.03 hereof.

         "Specified Investments" has the meaning set forth in Schedule II to the Participation Agreements.

         "Subordination Agent" means First Security Bank, National Association, a national banking association.

         "Trust Property" means, for this Pass Through Trust: (i) the Equipment Certificates held in this Pass Through Trust; (ii) the rights of this Pass Through Trust under the Intercreditor Agreement (including all monies receivable in respect of such rights); and (iii) funds from time to time deposited with the Pass Through Trustee in accounts relating to this Pass Through Trust.

         "Underwriters" means the several Underwriters named in the Underwriting Agreement.

         "Underwriting Agreement" means the Underwriting Agreement dated May 22, 1997 among the Company and Morgan Stanley & Co. Incorporated, First Chicago Capital Markets, Inc., Goldman, Sachs & Co. and J.P. Morgan & Co.


                                ARTICLE II

                      DESIGNATIONS; TRUST FORMATION;
                   ISSUANCE OF PASS THROUGH CERTIFICATES

         SECTION 2.01. Designations; Aggregate Amount. The Pass Through Trust created hereby shall be designated Federal Express Corporation Pass Through Trust, 1997-1-C (herein sometimes called this "Pass Through Trust"). The Pass Through Certificates evidencing Fractional Undivided Interests in such Pass Through Trust shall be designated as the Federal Express Corporation 1997-1 Pass Through Certificates, Class C (herein sometimes called the "1997-1-C Pass Through Certificates"). The 1997-1-C Pass Through Certificates shall be the only instruments evidencing a fractional undivided interest in such Pass Through Trust.

         Except as provided in Sections 2.08, 2.09 and 2.11 of the Pass Through Agreement, the aggregate amount of 1997-1-C Pass Through
Certificates that may be authenticated, delivered and outstanding under this Series Supplement is limited to $129,185,000.

         SECTION 2.02. Declaration of Trust; Authorization. Each initial Certificateholder, by its acceptance of any 1997-1-C Pass Through Certificate is hereby deemed (1) as grantor, to join in the creation and declaration of this Pass Through Trust and (2) as beneficiary of such Pass Through Trust, to authorize and direct the Pass Through Trustee to execute and deliver all documents to which the Pass Through Trustee is a party that may be necessary or desirable to consummate the transactions contemplated hereby and to exercise its rights and perform its duties under the Participation Agreements, the Indentures, the Pass Through Agreement, the Intercreditor Agreement and this Series Supplement.

         The Pass Through Trustee hereby acknowledges and accepts this grant of trust and declares that it will hold the Trust Property as Pass Through Trustee of this Pass Through Trust for the use and benefit of the Certificateholders.

         SECTION 2.03. Issuance of Pass Through Certificates. Subject to the terms set forth herein, on the Issuance Date (i) the Company shall direct the Underwriters to execute a wire transfer or intra-bank transfer to the Pass Through Trustee in the amount of the total proceeds payable by such Underwriters pursuant to the Underwriting Agreement with respect to the 1997-1-C Pass Through Certificates and (ii) the Pass Through Trustee shall deliver the 1997-1-C Pass Through Certificates to the Underwriters as provided in the Underwriting Agreement upon receipt by the Pass Through Trustee of such proceeds.

         SECTION 2.04. Purchase of Equipment Certificates. On the Issuance Date, the Pass Through Trustee shall purchase, in accordance with Section 2.02 of the Pass Through Agreement, each of the Equipment Certificates upon the satisfaction or waiver of the conditions for such purchase by the Pass Through Trustee set forth in the related Participation Agreement.

         SECTION 2.05. Representations and Warranties of the Company. All of the representations and warranties of the Company set forth or incorporated by reference in Section 1 of the Underwriting Agreement are incorporated by reference in this Series Supplement as if set forth herein and the Company represents and warrants that such representations and warranties are true and correct on the date hereof, except to the extent that such representations and warranties expressly relate solely to an earlier date or later date (in which case such representations and warranties were correct on and as of such earlier date or will be correct on and as of such later date, as the case may
be).

         SECTION 2.06. The Intercreditor Agreement. The Pass Through Trustee is hereby directed to execute and deliver the Intercreditor Agreement on or prior to the Issuance Date in the form delivered to the Pass Through Trustee by the Company. The Pass Through Trustee represents and warrants that the Intercreditor Agreement will be duly executed and delivered by one of its officers who is duly authorized to execute and deliver such document on its behalf.

         SECTION 2.07. Conditions Precedent. The obligations of the Pass Through Trustee to participate in the transactions described in Sections 2.03 and 2.04 hereof are subject to (i) receipt by the Pass Through Trustee of a certificate of the Company to the same effect as the certificate of the Company delivered to the Underwriters pursuant to Section 5(c) of the Underwriting Agreement, and (ii) satisfaction or waiver of the conditions for the purchase by the Underwriters of the Pass Through Certificates set forth in Section 5 of the Underwriting Agreement, which satisfaction or waiver for the purposes hereof shall be conclusively demonstrated by the receipt by the Pass Through Trustee of the total proceeds payable by such Underwriters pursuant to the Underwriting Agreement with respect to the 1997-1-C Pass Through Certificates.

         SECTION 2.08. Acceptance of Appointment of Pass Through Trustee. First Security Bank, National Association represents and warrants that it is qualified to serve as Pass Through Trustee and satisfies the criteria specified in Section 10.02 of the Pass Through Agreement for eligibility as a Pass Through Trustee. First Security Bank, National Association hereby agrees to serve as Pass Through Trustee for the Pass Through Certificates and acknowledges its appointment as Pass Through Trustee in accordance with the provisions of, and subject to all of the terms and conditions set forth in, the Pass Through Agreement and this related Series Supplement upon the execution and delivery of this Series Supplement.


                                  ARTICLE III

                        DISTRIBUTION AND RECORD DATES;
                   CERTIFICATE AND SPECIAL PAYMENT ACCOUNTS;
        CONCERNING AUTHENTICATING AGENT, PAYING AGENT AND REGISTRAR AND
                            THE CERTIFICATEHOLDERS

         SECTION 3.01 Distribution Dates. The Regular Distribution Dates are each January 15 and July 15, commencing on July 15, 1997. The Special Distribution Date is any Business Day on which a Special Payment is to be distributed.

         SECTION 3.02. Record Dates. The Record Dates for the Regular Distribution Dates are December 31 and June 30, respectively, and the Record Date for any Special Distribution Date is the fifteenth day preceding such Special Distribution Date, in any event, whether or not such date is a Business Day.

         SECTION 3.03. Certificate Account and Special Payments Account. In accordance with Section 5.01(a) of the Pass Through Agreement and upon receipt of any Scheduled Payment, the Pass Through Trustee shall immediately deposit such Scheduled Payment into the Certificate Account, a separate and non-interest bearing account designated by the Pass Through Trustee to be used for such purpose. In accordance with Section 5.01(b) of the Pass Through Agreement and upon receipt of any Special Payment, the Pass Through Trustee shall immediately deposit such Special Payment into the Special Payments Account, a separate and, except as provided in Section 5.04 of the Pass Through Agreement, non-interest bearing account designated by the Pass Through Trustee to be used for such purpose.

         SECTION 3.04.  Form of Pass Through Certificates.  Subject to Section
2.07 of the Pass Through Agreement, each of the 1997-1-C Pass Through Certificates will be substantially in the form of Exhibit A hereto. The 1997-1-C Pass Through Certificates will be issued pursuant to a book-entry system in the form of one or more Registered Global Certificates and subject to the conditions set forth in the Letter of Representations among the Company, the Pass Through Trustee and The Depository Trust Company.

         SECTION 3.05. Indenture Documents. The related Indenture Documents are listed in Schedule I hereto.

         SECTION 3.06. Appointment of Authenticating Agent; Paying Agent and Registrar. (a) The Pass Through Trustee may appoint an authenticating agent (the "Authenticating Agent") with respect to the Pass Through Certificates which shall be authorized to act on behalf of the Pass Through Trustee to authenticate the Pass Through Certificates issued upon original issue and upon exchange or registration of transfer thereof or pursuant to Section 2.09 of the Pass Through Agreement. Pass Through Certificates so authenticated shall be entitled to the benefits of the Pass Through Agreement and this Series Supplement and shall be valid and obligatory for all purposes as if authenticated by the Pass Through Trustee. Whenever reference is made in the Pass Through Agreement or this Series Supplement to the authentication and delivery of Pass Through Certificates by the Pass Through Trustee or the Pass Through Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Pass Through Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Pass Through Trustee by an Authenticating Agent.

         (b) The Paying Agent, Registrar and Authenticating Agent for the 1997-1-C Pass Through Certificates initially shall be First Security Bank, National Association. First Security Bank, National Association hereby represents and warrants to the Company that it is qualified to serve as Paying Agent, Registrar and Authenticating Agent under the provisions of, and subject to all of the terms and conditions set forth in, the Pass Through Agreement and this related Series Supplement.

            SECTION 3.07. Predelivery Funding and Delayed Equipment Certificates. (a) Predelivery Funding. During the period between the date of issuance of Equipment Certificates by the Owner Trustee in respect of Federal Express Corporation Trust Nos. N670FE, N671FE, N672FE, N673FE, N674FE, N581FE, N583FE and N584FE and the Aircraft Delivery Date for the related Aircraft, such Equipment Certificates will not be secured by such Aircraft or the related Lease, but will be secured by each Collateral Account. Pursuant to the related Indenture, the Indenture Trustee on behalf of the related Owner Trustee will deposit the proceeds from the sale of the related Equipment Certificates into each Collateral Account.

            Sums deposited in each Collateral Account will be invested as set forth in the Related Indenture.

            (b) Delayed Equipment Certificates. If for any reason Equipment Certificates are not available for purchase on the Pass Through Closing Date (as such term is defined in the related Participation Agreement) the Pass Through Trustee shall invest a corresponding amount of the proceeds received from the Underwriters pursuant to the Underwriting Agreement in Specified Investments at the risk and for the benefit of the Company until such Equipment Certificates are available for purchase.

         SECTION 3.08. ERISA. Any Person who is acquiring a Pass Through Certificate will be deemed to represent and warrant that (i) no assets of an employee benefit plan subject to Title I of The Employee Retirement Income Security Act of 1974, as amended ("ERISA") or an individual retirement account or plan subject to Section 4975 of the Code, or any trust established under any such plan or account, have been used to acquire or hold any of the Pass Through Certificates or (ii) that one or more administrative or statutory exemptions from the prohibited transaction rules under Section 406 of ERISA and Section 4975 of the Code applies to its purchase and holding of a Pass Through Certificate such that its purchase and holding of a Pass Through Certificate will not result in a non-exempt prohibited transaction under
Section 406 of ERISA and Section 4975 of the Code.

         SECTION 3.09. Intercreditor Agreement. The 1997-1-C Pass Through Certificates are subject to the Intercreditor Agreement.

         SECTION 3.10. Ranking of Equipment Certificates. The Equipment Certificates will be subject to the ranking and priority as set forth in the related Indenture Documents.

         SECTION 3.11. No Cross-Default or Cross-Collateralization of Equipment Certificates. As set forth in the related Indenture Documents, there are no cross-collateralization provisions or cross-default provisions in respect of the Equipment Certificates.

         SECTION 3.12. Ranking of 1997-1-C Pass Through Certificates. The 1997-1-C Pass Through Certificates will be subject to the ranking and priority as set forth in the Intercreditor Agreement.

         SECTION 3.13.  [Intentionally Left Blank].

         SECTION 3.14. Purchase Rights of Certificateholders. The Certificateholders will have the purchase rights, if any, upon the occurrence and during the continuation of a Triggering Event as set forth in the Pass Through Agreement.


                                ARTICLE IV

                               MISCELLANEOUS

         SECTION 4.01.  Governing Law; Counterpart Form.  AS PROVIDED IN
SECTION 13.14 OF THE PASS THROUGH AGREEMENT, THIS SERIES SUPPLEMENT AND EACH 1997-1-C PASS THROUGH CERTIFICATE SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

         This Series Supplement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         SECTION 4.02. Reports by the Company. In addition to the reports required to be provided by the Company pursuant to Section 4.03 of the Pass Through Agreement, the Company agrees to furnish to the Pass Through Trustee from time to time, such other financial information as the Pass Through Trustee may reasonably request.

         SECTION 4.03. Modification and Ratification of Pass Through Agreement. The Pass Through Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Series Supplement as if set forth in full herein, and is in all respects ratified and confirmed, as supplemented and modified by this Series Supplement.

         SECTION 4.04. Termination. In no event shall this Pass Through Trust continue beyond the expiration of 21 years after the death of the last survivor of George Pataki, Governor of New York State, living on the date of this Series Supplement.

         IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized, all on the day and year first above written.


                     FEDERAL EXPRESS CORPORATION


                     By: _________________________________________
                           Name:  Robert D. Henning
                           Title: Assistant Treasurer and Managing
                                  Director - Structured Finance



                     FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity, except as otherwise expressly provided herein, but solely as Pass Through Trustee


                     By: _________________________________________
                           Name:  Greg A. Hawley
                           Title: Vice President




                                                               Exhibit A
                                                                      to
                                                       Series Supplement

                       FORM OF PASS THROUGH CERTIFICATE

            THIS IS A REGISTERED GLOBAL CERTIFICATE REFERRED TO IN
               SECTION 2.12 OF THE PASS THROUGH TRUST AGREEMENT.

   Unless this pass through certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Pass Through Trustee or its agent for registration or transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE THEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

           FEDERAL EXPRESS CORPORATION PASS THROUGH TRUST, 1997-1-C

                   1997-1 Pass Through Certificate, Class C

                               CUSIP 31331FAW 1

              Final Expected Distribution Date: January 15, 2014 evidencing a fractional undivided interest in a pass through trust.

Certificate No. _______

          Applicable interest rate on Equipment Certificates held in
                     Pass Through Trust, 1997-1-C:  7.65%.

   $___________ Fractional Undivided Interest representing _______ of the Pass Through Trust per $1,000 face amount.

         THIS CERTIFIES THAT CEDE & CO., for value received, is the registered owner of a $_________ (_____________ dollars) Fractional Undivided Interest in the Federal Express Corporation Pass Through Trust, 1997-1-C (the "Pass Through Trust") created and declared by First Security Bank, National Association, as pass through trustee (the "Pass Through Trustee"), pursuant to the Pass Through Trust Agreement dated as of May 1, 1997 (the "Pass Through Agreement"), as supplemented by Series Supplement 1997-1-C thereto dated May __, 1997 (the "Series Supplement") between the Pass Through Trustee and Federal Express Corporation, a Delaware corporation (the "Company"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Pass Through Agreement and the Series Supplement.

         This Pass Through Certificate is one of the duly authorized Pass Through Certificates designated as "Federal Express Corporation 1997-1 Pass Through Certificates, Class C." This Pass Through Certificate is issued under and is subject to the terms, provisions, and conditions of the Pass Through Agreement, the Series Supplement and the Intercreditor Agreement, to which the Certificateholder of this Pass Through Certificate by virtue of the acceptance hereof assents and by which such Certificateholder is bound. The property of the Pass Through Trust includes (i) the Equipment Certificates held in such Pass Through Trust, (ii) the rights of such Pass Through Trust under the Intercreditor Agreement (including all monies receivable in respect of such rights), and (iii) funds from time to time deposited with the Pass Through Trustee in accounts relating to such Pass Through Trust. (the "Trust Property"). Each series of Equipment Certificates is secured by a security interest in (A) an aircraft leased to or, in the case of the Airbus A300F4-605R Aircraft, owned by the Company and, in the case of a leased aircraft, an assignment of the rights of the Related Owner Trustee with respect to such aircraft, including the right to receive rent and other amounts payable under the related Lease or Indenture with respect to such aircraft or (B) a collateral account holding Specified Investments purchased with the proceeds of the sale of such series of Equipment Certificates. Each of the Pass Through Certificates represents a Fractional Undivided Interest in the Pass Through Trust and the Trust Property, and has no rights, benefits or interests in respect of any other separate trust established pursuant to the terms of the Pass Through Agreement for any other class of Pass Through Certificates issued pursuant thereto.

   Subject to and in accordance with the terms of the Pass Through Agreement, the Series Supplement and the Intercreditor Agreement, from funds then available to the Pass Through Trustee, there will be distributed on each January 15 and July 15 (a "Regular Distribution Date"), commencing on July 15, 1997, to the Person in whose name this Pass Through Certificate is registered at the close of business on the 15th day preceding the applicable Regular Distribution Date, an amount in respect of the Scheduled Payments on the Equipment Certificates due on such Regular Distribution Date, equal to the product of the percentage interest in the Pass Through Trust evidenced by this Pass Through Certificate and an amount equal to the sum of such Scheduled Payments.

   Subject to and in accordance with the terms of the Pass Through Agreement, the Series Supplement and the Intercreditor Agreement, if Special Payments on the Equipment Certificates are received by the Pass Through Trustee, from funds then available to the Pass Through Trustee, there shall be distributed on the applicable Special Distribution Date, to the Person in whose name this Pass Through Certificate is registered at the close of business on the 15th day preceding such Special Distribution Date, an amount in respect of such Special Payments on the Equipment Certificates, equal to the product of the percentage interest in the Pass Through Trust evidenced by this Pass Through Certificate and an amount equal to the sum of such Special Payments so received.

   If a Distribution Date is not a Business Day, distribution shall be made on the immediately following Business Day with the same force and effect as if made on such Distribution Date and no interest shall accrue during the intervening period. The Special Distribution Date shall be any Business Day on which a Special Payment is to be distributed.

   Distributions on this Pass Through Certificate will be made by the Pass Through Trustee to the Person entitled thereto, without the presentation or surrender of this Pass Through Certificate or the making of any notation hereon. Except as otherwise provided in the Pass Through Agreement and notwithstanding the above, the final distribution on this Pass Through Certificate will be made after notice is mailed by the Pass Through Trustee of the pendency of such distribution and only upon presentation and surrender of this Pass Through Certificate at the office or agency of the Pass Through Trustee specified in such notice.

   Any Person acquiring this Pass Through Certificate will be deemed to represent and warrant that (i) no assets of an employee benefit plan subject to Title I of The Employee Retirement Income Security Act of 1974, as amended ("ERISA") or an individual retirement account or plan subject to Section 4975 of the Code, or any trust established under any such plan or account, have been used to acquire or hold any of the Pass Through Certificates or (ii) that one or more administrative or statutory exemptions from the prohibited transaction rules under Section 406 of ERISA and Section 4975 of the Code applies to its purchase and holding of this Pass Through Certificate such that its purchase and holding of this Pass Through Certificate will not result in a non-exempt prohibited transaction under Section 406 of ERISA and Section 4975 of the Code.

   This Pass Through Certificate shall be governed by and construed in accordance with the laws of the State of New York.

   Reference is hereby made to the further provisions of this Pass Through Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

   Unless the certificate of authentication hereon has been executed by the Pass Through Trustee, by manual signature, this Pass Through Certificate shall not be entitled to any benefit under the Pass Through Trust or be valid for any purpose.

   IN WITNESS WHEREOF, the Pass Through Trustee has caused this Pass Through Certificate to be duly executed.


                     FEDERAL EXPRESS CORPORATION
                     PASS THROUGH TRUST, 1997-1-C

                     FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity, except as otherwise expressly provided herein, but solely as Pass Through Trustee


                     By:   ________________________________
                           Authorized Signatory






      [FORM OF THE PASS THROUGH TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

Dated:  May ___, 1997

   This is one of the Pass Through Certificates referred to in the within-mentioned Pass Through Agreement and the Series Supplement.


                     FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity, except as otherwise expressly provided herein, but solely as Pass Through Trustee



                     By:   ________________________________
                           Authorized Signatory

                     [Reverse of Pass Through Certificate]

   The Pass Through Certificates do not represent a direct obligation of, or an obligation guaranteed by, or an interest in, the Company or the Pass Through Trustee or any affiliate thereof. The Pass Through Certificates are limited in right of payment, all as more specifically set forth on the face hereof and in the Pass Through Agreement, the Intercreditor Agreement and the Series Supplement. Subject to the Intercreditor Agreement, all payments or distributions made to Certificateholders under the Pass Through Agreement shall be made only from the Trust Property and only to the extent that the Pass Through Trustee shall have sufficient income or proceeds from the Trust Property to make such payments in accordance with the terms of the Pass Through Agreement and the Series Supplement. Each Certificateholder of this Pass Through Certificate, by its acceptance hereof, agrees that it will look solely to the income and proceeds from the Trust Property to the extent available for distribution to such Certificateholder as provided in the Pass Through Agreement, the Intercreditor Agreement and the Series Supplement.

   In connection with withholding taxes, under certain circumstances the Pass Through Trustee may retain certain amounts otherwise distributable to a Certificateholder. The purchase by any Certificateholder of any Pass Through Certificate constitutes the consent of such Certificateholder to such retention in accordance with the terms of the Pass Through Agreement.

   This Pass Through Certificate does not purport to summarize the Pass Through Agreement, the Intercreditor Agreement and the Series Supplement and reference is made to the Pass Through Agreement, the Intercreditor Agreement and the Series Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby. A copy of the Pass Through Agreement, the Intercreditor Agreement and the Series Supplement may be examined by any Certificateholder upon request during normal business hours at the principal office of the Pass Through Trustee, and at such other places designated by the Pass Through Trustee.

   As of the date of issuance of this Pass Through Certificate, and assuming that no prepayment or default in respect of payment on the Equipment Certificates shall occur, the aggregate scheduled repayments of principal on the Equipment Certificates for the Pass Through Trust and the resulting Pool Factors for the Pass Through Trust after taking into account each such repayment are set forth below:



                                Class C Trust
                            Equipment Certificates
        Regular               Scheduled Payments         Expected
   Distribution Date             of Principal           Pool Factor
-----------------------    ------------------------    -------------

May 28, 1997                                 0          1.00000000
July 15, 1997                                0          1.00000000
January 15, 1998               $       814,093           0.9936982
July 15, 1998                                0           0.9936982
January 15, 1999                     3,352,943           0.9677437
July 15, 1999                                0           0.9677437
January 15, 2000                     3,434,834           0.9411552
July 15, 2000                                0           0.9411552
January 15, 2001                     3,891,533           0.9110314
July 15, 2001                                0           0.9110314
January 15, 2002                     4,375,413           0.8771621
July 15, 2002                                0           0.8771621
January 15, 2003                     6,726,455           0.8250937
July 15, 2003                                0           0.8250937
January 15, 2004                     8,699,834           0.7577497
July 15, 2004                                0           0.7577497
January 15, 2005                     8,888,210           0.6889475
July 15, 2005                                0           0.6889475
January 15, 2006                    13,320,067           0.5858391
July 15, 2006                        2,326,313           0.5678314
January 15, 2007                    23,315,227           0.3873521
July 15, 2007                                0           0.3873521
January 15, 2008                     8,611,545           0.3206915
July 15, 2008                                0           0.3206915
January 15, 2009                    10,751,443           0.2374663
July 15, 2009                                0           0.2374663
January 15, 2010                     7,456,185           0.1797492
July 15, 2010                                0           0.1797492
January 15, 2011                       928,493           0.1725619
July 15, 2011                                0           0.1725619
January 15, 2012                             0           0.1725619
July 15, 2012                                0           0.1725619
January 15, 2013                       123,763           0.1716039
July 15, 2013                                0           0.1716039
January 15, 2014                    22,168,649           0.0000000


   Each Certificateholder of this Pass Through Certificate by its acceptance hereof, acknowledges that the terms of the Participation Agreement, the Lease and the Indenture as they relate to two of the aircraft may differ from the terms set forth or incorporated by reference in this Pass Through Certificate.

   The Pass Through Agreement, the Intercreditor Agreement and the Series Supplement permit, with certain exceptions provided therein, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Pass Through Trust at any time by the Company and the Pass Through Trustee with the consent of the Majority In Interest of Certificateholders in the Pass Through Trust. Any such consent by the Certificateholder of this Pass Through Certificate shall be conclusive and binding on such Certificateholder and upon all future Certificateholders of this Pass Through Certificate and of any Pass Through Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Pass Through Certificate. The Pass Through Agreement, the Intercreditor Agreement and the Series Supplement also permit the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders of any of the Pass Through Certificates.

   As provided in the Pass Through Agreement and the Series Supplement and subject to certain limitations set forth therein, the transfer of this Pass Through Certificate is registrable in the Register upon surrender of this Pass Through Certificate for registration of transfer to the Pass Through Trustee in its capacity as Registrar, or by any successor Registrar, duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Pass Through Trustee and the Registrar duly executed by the Certificateholder hereof or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Pass Through Certificates of authorized denominations evidencing the same aggregate Fractional Undivided Interest in the Pass Through Trust will be issued to the designated transferee or transferees.

   The Pass Through Certificates are issuable only as registered Pass Through Certificates without coupons in minimum denominations of $1,000 fractional undivided interests and integral multiples thereof. As provided in the Pass Through Agreement and the Series Supplement and subject to certain limitations set forth therein, the Pass Through Certificates are exchangeable for new Pass Through Certificates of authorized denominations evidencing the same aggregate Fractional Undivided Interest in the Pass Through Trust, as requested by the Certificateholder surrendering the same.

   No service charge will be made for any such registration of transfer or exchange, but the Pass Through Trustee may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

   The Pass Through Trustee, the Registrar, and any agent of the Pass Through Trustee or the Registrar may treat the person in whose name this Pass Through Certificate is registered as the owner hereof for all purposes, and neither the Pass Through Trustee, the Registrar, nor any such agent shall be affected by any notice to the contrary.

   The obligations and responsibilities created by the Pass Through Agreement and the Series Supplement and the Pass Through Trust created thereby shall terminate upon the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Pass Through Agreement, the Intercreditor Agreement and the Series Supplement and the disposition of all property held as part of the Trust Property.




                                                              Schedule I
                                                                      to
                                                       Series Supplement

                          Federal Express Corporation
                         Pass Through Trust, 1997-1-C

                                    Class C

                            Equipment Certificates;
                          Related Indenture Documents

1. Equipment Certificates (Federal Express Corporation Trust No. N581FE):

   Interest Rate:    7.65%
   Maturity:         January 15, 2009
   Principal Amount: $13,008,000

   Related Indenture Documents:

   Trust Indenture and Security Agreement (Federal Express Corporation Trust No. N581FE) dated as of May 1, 1997, between Wilmington Trust Company, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee;

   Participation Agreement (Federal Express Corporation Trust No. N581FE) dated as of May 1, 1997, among Federal Express Corporation, as Lessee, AmSouth Leasing, Ltd. and BTM Funding Corporation, as Owner Participants, Wilmington Trust Company, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Pass Through Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Subordination Agent;

   Trust Agreement (Federal Express Corporation Trust No. N581FE) dated as of May 1, 1997, among AmSouth Leasing, Ltd. and BTM Funding Corporation, as Owner Participants, and Wilmington Trust Company;

   Lease Agreement (Federal Express Corporation Trust No. N581FE) dated as of May 1, 1997, between Wilmington Trust Company, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee and Lessor, and Federal Express Corporation, as Lessee; and

   Owner Participant Guaranty (Federal Express Corporation Trust No. N581FE) dated May 28, 1997, by AmSouth Bank of Alabama, as the Owner Participant Guarantor in favor of the Lessee, the Owner Trustee, the Indenture Trustee and the Pass Through Trustee.

   Owner Participant Guaranty (Federal Express Corporation Trust No. N581FE) dated May 28, 1997, by BTM Capital Corporation, as the Owner Participant Guarantor in favor of the Lessee, the Owner Trustee, the Indenture Trustee and the Pass Through Trustee.


2. Equipment Certificates (Federal Express Corporation Trust No. N583FE):

   Interest Rate:    7.65%
   Maturity:         January 15, 2009
   Principal Amount: $13,988,000

   Related Indenture Documents:

   Trust Indenture and Security Agreement (Federal Express Corporation Trust No. N583FE) dated as of May 1, 1997, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee;

   Participation Agreement (Federal Express Corporation Trust No. N583FE) dated as of May 1, 1997, among Federal Express Corporation, as Lessee and Initial Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Pass Through Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Subordination Agent;

   Trust Agreement (Federal Express Corporation Trust No. N583FE) dated as of May 1, 1997, between Federal Express Corporation, as Initial Owner Participant, and State Street Bank and Trust Company of Connecticut, National Association; and

   Lease Agreement (Federal Express Corporation Trust No. N583FE) dated as of May 1, 1997, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee and Lessor, and Federal Express Corporation, as Lessee.


3. Equipment Certificates (Federal Express Corporation Trust No. N584FE):

   Interest Rate:    7.65%
   Maturity:         January 15, 2009
   Principal Amount: $10,611,000

   Related Indenture Documents:

   Trust Indenture and Security Agreement (Federal Express Corporation Trust No. N584FE) dated as of May 1, 1997, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee;

   Participation Agreement (Federal Express Corporation Trust No. N584FE) dated as of May 1, 1997, among Federal Express Corporation, as Lessee and Initial Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Pass Through Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Subordination Agent;

   Trust Agreement (Federal Express Corporation Trust No. N584FE) dated as of May 1, 1997, between Federal Express Corporation, as Initial Owner Participant, and State Street Bank and Trust Company of Connecticut, National Association; and

   Lease Agreement (Federal Express Corporation Trust No. N584FE) dated as of May 1, 1997, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee and Lessor, and Federal Express Corporation, as Lessee.


4. Equipment Certificates (Federal Express Corporation Trust No. N587FE):

   Interest Rate:    7.65%
   Maturity:         January 15, 2007
   Principal Amount: $10,446,000

   Related Indenture Documents:

   Trust Indenture and Security Agreement (Federal Express Corporation Trust No. N587FE) dated as of December 1, 1996, as amended and restated as of May 1, 1997, between Wilmington Trust Company, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee;

   Trust Indenture and Security Agreement Supplement No. 1 (Federal Express Corporation Trust No. N587FE) dated December 13, 1996, between Wilmington Trust Company, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee;

   Participation Agreement (Federal Express Corporation Trust No. N587FE) dated as of December 1, 1996, as amended and restated as of May 1, 1997, among Federal Express Corporation, as Lessee, CMCA Lease, Inc. and Norwest Bank Minnesota, National Association, as Owner Participants, Wilmington Trust Company, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, State Street Bank and Trust Company, not in its individual capacity, except as otherwise provided therein, but solely as Original Indenture Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Pass Through Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Subordination Agent, and Morgan Guaranty Trust Company of New York, as Original Loan Participant;

   Trust Agreement (Federal Express Corporation Trust No. N587FE) dated as of December 1, 1996, as amended and restated as of May 1, 1997, among CMCA Lease, Inc. and Norwest Bank Minnesota, National Association, as Owner Participants, and Wilmington Trust Company;

   Lease Agreement (Federal Express Corporation Trust No. N587FE) dated as of December 1, 1996, as amended and restated as of May 1, 1997, between Wilmington Trust Company, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee and Lessor, and Federal Express Corporation, as Lessee;

   Lease Supplement No. 1 (Federal Express Corporation Trust No. N587FE) dated December 13, 1996, between Wilmington Trust Company, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee and Lessor, and Federal Express Corporation, as Lessee; and

   Owner Participant Guaranty (Federal Express Corporation Trust No. N587FE) dated December 13, 1996, as amended and restated as of May 28, 1997, by Comerica Bank, as the Owner Participant Guarantor in favor of the Lessee, the Owner Trustee, the Indenture Trustee and the Pass Through Trustee.


5. Equipment Certificates (Federal Express Corporation Trust No. N670FE):

   Interest Rate:    7.65%
   Maturity:         January 15, 2014
   Principal Amount: $16,533,000

   Related Indenture Documents:

   Trust Indenture and Security Agreement (Federal Express Corporation Trust No. N670FE) dated as of May 1, 1997, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee;

   Participation Agreement (Federal Express Corporation Trust No. N670FE) dated as of May 1, 1997, among Federal Express Corporation, as Lessee, PMCC Leasing Corporation, as Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Pass Through Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Subordination Agent;

   Trust Agreement (Federal Express Corporation Trust No. N670FE) dated as of May 1, 1997, between PMCC Leasing Corporation, as Owner Participant, and State Street Bank and Trust Company of Connecticut, National Association;

   Lease Agreement (Federal Express Corporation Trust No. N670FE) dated as of May 1, 1997, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee and Lessor, and Federal Express Corporation, as Lessee; and

   Owner Participant Guaranty (Federal Express Corporation Trust No. N670FE) dated May 28, 1997, by Philip Morris Capital Corporation, as the Owner Participant Guarantor in favor of the Lessee, the Owner Trustee, the Indenture Trustee and the Pass Through Trustee.


6. Equipment Certificates (Federal Express Corporation Trust No. N671FE):

   Interest Rate:    7.65%
   Maturity:         January 15, 2014
   Principal Amount: $16,458,000

   Related Indenture Documents:

   Trust Indenture and Security Agreement (Federal Express Corporation Trust No. N671FE) dated as of May 1, 1997, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee;

   Participation Agreement (Federal Express Corporation Trust No. N671FE) dated as of May 1, 1997, among Federal Express Corporation, as Lessee, PMCC Leasing Corporation, as Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Pass Through Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Subordination Agent;

   Trust Agreement (Federal Express Corporation Trust No. N671FE) dated as of May 1, 1997, between PMCC Leasing Corporation, as Owner Participant, and State Street Bank and Trust Company of Connecticut, National Association;

   Lease Agreement (Federal Express Corporation Trust No. N671FE) dated as of May 1, 1997, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee and Lessor, and Federal Express Corporation, as Lessee; and

   Owner Participant Guaranty (Federal Express Corporation Trust No. N671FE) dated May 28, 1997, by Philip Morris Capital Corporation, as the Owner Participant Guarantor in favor of the Lessee, the Owner Trustee, the Indenture Trustee and the Pass Through Trustee.


7. Equipment Certificates (Federal Express Corporation Trust No. N672FE):

   Interest Rate:    7.65%
   Maturity:         January 15, 2014
   Principal Amount: $16,095,000

   Related Indenture Documents:

   Trust Indenture and Security Agreement (Federal Express Corporation Trust No. N672FE) dated as of May 1, 1997, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee;

   Participation Agreement (Federal Express Corporation Trust No. N672FE) dated as of May 1, 1997, among Federal Express Corporation, as Lessee, PMCC Leasing Corporation, as Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Pass Through Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Subordination Agent;

   Trust Agreement (Federal Express Corporation Trust No. N672FE) dated as of May 1, 1997, between PMCC Leasing Corporation, as Owner Participant, and State Street Bank and Trust Company of Connecticut, National Association;

   Lease Agreement (Federal Express Corporation Trust No. N672FE) dated as of May 1, 1997, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee and Lessor, and Federal Express Corporation, as Lessee; and

   Owner Participant Guaranty (Federal Express Corporation Trust No. N672FE) dated May 28, 1997, by Philip Morris Capital Corporation, as the Owner Participant Guarantor in favor of the Lessee, the Owner Trustee, the Indenture Trustee and the Pass Through Trustee.


8. Equipment Certificates (Federal Express Corporation Trust No. N673FE):

   Interest Rate:    7.65%
   Maturity:         January 15, 2014
   Principal Amount: $16,023,000

   Related Indenture Documents:

   Trust Indenture and Security Agreement (Federal Express Corporation Trust No. N673FE) dated as of May 1, 1997, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee;

   Participation Agreement (Federal Express Corporation Trust No. N673FE) dated as of May 1, 1997, among Federal Express Corporation, as Lessee, PMCC Leasing Corporation, as Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Pass Through Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Subordination Agent;

   Trust Agreement (Federal Express Corporation Trust No. N673FE) dated as of May 1, 1997, between PMCC Leasing Corporation, as Owner Participant, and State Street Bank and Trust Company of Connecticut, National Association;

   Lease Agreement (Federal Express Corporation Trust No. N673FE) dated as of May 1, 1997, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee and Lessor, and Federal Express Corporation, as Lessee; and

   Owner Participant Guaranty (Federal Express Corporation Trust No. N673FE) dated May 28, 1997, by Philip Morris Capital Corporation, as the Owner Participant Guarantor in favor of the Lessee, the Owner Trustee, the Indenture Trustee and the Pass Through Trustee.


9. Equipment Certificates (Federal Express Corporation Trust No. N674FE):

   Interest Rate:    7.65%
   Maturity:         January 15, 2014
   Principal Amount: $16,023,000

   Related Indenture Documents:

   Trust Indenture and Security Agreement (Federal Express Corporation Trust No. N674FE) dated as of May 1, 1997, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee;

   Participation Agreement (Federal Express Corporation Trust No. N674FE) dated as of May 1, 1997, among Federal Express Corporation, as Lessee, PMCC Leasing Corporation, as Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Pass Through Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Subordination Agent;

   Trust Agreement (Federal Express Corporation Trust No. N674FE) dated as of May 1, 1997, between PMCC Leasing Corporation, as Owner Participant, and State Street Bank and Trust Company of Connecticut, National Association;

   Lease Agreement (Federal Express Corporation Trust No. N674FE) dated as of May 1, 1997, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee and Lessor, and Federal Express Corporation, as Lessee; and

   Owner Participant Guaranty (Federal Express Corporation Trust No. N674FE) dated May 28, 1997, by Philip Morris Capital Corporation, as the Owner Participant Guarantor in favor of the Lessee, the Owner Trustee, the Indenture Trustee and the Pass Through Trustee.


                                                                   Schedule II
                                                                            to
                                                             Series Supplement


                     Cut-Off Date for each of the Aircraft



     Federal Express
       Corporation           Manufacturer's
        Trust No.            Serial  Number        Cut-Off Date
     -------------------    ----------------    -------------------
          N670FE                  777             September 1, 1997
          N671FE                  778             September 18, 1997
          N672FE                  779             November 17, 1997
          N673FE                  780             December 10, 1997
          N674FE                  781             December 22, 1997
          N581FE                 48419            September 4, 1997
          N583FE                 48421            December 15, 1997
          N584FE                 48436            April 15, 1998